UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2012

Date of reporting period:	March 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual report 2|29|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Annual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	46

About the Trustees	47

Officers	49

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the “senior-secured” status of the loans, which gives them a higher claim on the company’s assets.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4

Interview with your fund’s portfolio manager

How would you describe the market environment during the fund’s fiscal year ended February 29, 2012?

While the fund and the market finished the 12-month period on a positive note, the year was defined by an exceptional level of volatility in the leveraged loan market. Despite increased investor uncertainty at the beginning of 2011 stemming from the unrest in the Middle East and the disasters in Japan, the leveraged loan market posted solid performance through July of last year, with new issuance up sharply and fundamentals generally strong. In August, however, investors’ risk appetites disappeared when Standard & Poor’s [S&P] downgraded U.S. Treasury debt on the heels of Congress’s last-minute political brinksmanship surrounding attempts to raise the debt ceiling. At the same time, concerns stemming from the European sovereign debt situation escalated, as some form of default began to appear more likely. The end result was one of the worst months on record in August, with the S&P/LSTA Leveraged Loan Index down more than 4%.

Since then, the leveraged loan market has bounced back sharply, with a particularly strong showing in October. Around that time, the United States reported better-than-expected economic data, while investors found reason for increased optimism that the debt situation in Europe would not spark a wave of defaults or a widespread downturn

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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in the financial industry. While the situation in Europe remains fluid, we believe steps are being taken in the right direction, and that even if the outlook for the Continent worsens, the potential implications for U.S. corporations are fairly limited.

Against this backdrop, I’m pleased to report that the fund outperformed its benchmarks and the average return of its Lipper peer group during the period.

What factors drove the fund’s outperformance of the benchmarks?

We generally manage the fund with a focus on larger, higher-quality loans within the high-yield loan market, with only a limited exposure to debt rated CCC or below. That segment of the market sold off dramatically in August when investors began moving money out of the asset class, and our positioning helped insulate performance somewhat. Generally solid security selection, which is the cornerstone of our investment philosophy, also helped relative performance over the period.

What industry groups affected performance versus the Barclays Capital U.S. High Yield Loan Index?

Active management in general was key to the fund’s performance. The two worst-performing sectors in the index during the period were diversified media and utilities, both of which recorded sizable losses. The fund held underweight positions in both areas, and its limited exposure aided relative results. At the same time, the fund held an overweight position in the retail sector, which posted solid gains during the period. BJ’s

Credit qualities are shown as a percentage of net assets as of 2/29/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. Cash is also shown in the net cash category. The fund itself has not been rated by an independent rating agency.

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Wholesale Club and Toys “R” Us were two examples of holdings in the sector that helped relative returns.

During the period, the Federal Reserve indicated its intention to keep short-term interest rates low until 2014. How attractive are floating-rate notes in general in an environment of low and stable interest rates?

As I’ve mentioned before, in my opinion, there are three fundamental reasons to own floating-rate bonds. First, they generally offer an attractive yield advantage relative to other bonds in this environment. Second, the prices of floating-rate bonds are less influenced by interest-rate changes, and therefore offer a degree of protection from rising long-term rates. Third, floating-rate bonds offer investors higher coupons when short-term rates rise.

While the Federal Reserve’s announcement that the benchmark for short-term rates would be on hold until 2014 has made the third reason somewhat less compelling, I believe the first two reasons are still very much a part of the story behind the floating-rate asset class. Today, the yield premium that floating-rate bonds currently offer over Treasuries is notably higher than the long-term average. This could lead to future price appreciation if that “spread” tightens. Although the Fed may anchor short-term

This table shows the fund’s top 10 individual holdings by percentage of the fund’s net assets that each represented as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

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rates for the next two years, if the economy avoids a recession and continues to show signs of improvement, I believe investors may benefit from positioning a portion of their portfolios to hedge against rising long-term rates.

What is your outlook for the floating-rate market over the next several months, and how are you positioning the fund?

Of the three market dimensions we analyze, our outlook for fundamentals and valuation are currently positive, while we are neutral on the technical environment. In terms of valuation, although prices have rebounded over the past few months, the broad-based selloff this past summer created a number of attractive opportunities relative to historical averages.

Looking at fundamentals, economic data at the macro level have been gradually improving, but the fiscal health of issuers has been and remains quite solid. At less than 1%, the default rate remained well below its long-term average, which is almost 4%. As we’ve discussed in the past, the severity of the 2008–2009 credit crisis purged the market of many of the weaker companies; those that survived aggressively cut costs and have managed to maintain healthy balance sheets, in our view, even in an environment of slow economic growth.

Technicals also generally have been supportive. With interest rates at historic lows, companies have been able to refinance their existing bank debt by issuing bonds and paying off their loans. Meanwhile, overall demand was strong throughout 2011, with

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and accrued interest, if any. Holdings will vary over time.

8

the notable exception of the third quarter’s significant outflows.

In terms of positioning the portfolio, we continue to emphasize more liquid bank loans with higher credit qualities and strong collateral valuations. We continue to believe the markets could experience an increase in mergers and acquisitions, which would translate into a broader set of investment opportunities as corporations secure new bank loans to make acquisitions; despite the increased loan activity in 2011, the net supply remained negative, as much of the recent activity primarily has been focused on refinancing existing debts.

As always, we will seek to maintain a well-diversified portfolio, and we continue to believe that a measured approach based on intensive fundamental research is the best way to generate competitive performance in an uncertain economic environment.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	28.87%	27.50%	24.02%	24.02%	21.66%	21.66%	27.68%	26.60%	26.48%	31.02%
Annual average	3.41	3.26	2.88	2.88	2.62	2.62	3.28	3.16	3.15	3.63

5 years	13.63	12.56	11.03	11.03	9.45	9.45	12.98	12.03	12.19	15.21
Annual average	2.59	2.39	2.11	2.11	1.82	1.82	2.47	2.30	2.33	2.87

3 years	47.92	46.47	46.52	46.52	44.62	44.62	47.52	46.43	46.85	49.14
Annual average	13.94	13.57	13.58	13.58	13.09	13.09	13.84	13.56	13.66	14.25

1 year	2.91	1.90	2.76	1.78	2.15	1.17	2.88	2.05	2.66	3.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased class A or M shares prior to this date received a lower after-sales-charge return. Also effective April 5, 2010, the contingent deferred sales charge (CDSC) for class B shares was lowered. Investors who purchased class B shares prior to April 5, 2010, would pay a CDSC of 3% for shares redeemed in the first year, declining over time to 1% for shares redeemed in the fourth year, and no CDSC thereafter. Effective April 5, 2010, class B share returns after the CDSC reflect the applicable CDSC, which is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 2/29/12

	Barclays Capital U.S. High	S&P/LSTA Leveraged Loan	Lipper Loan Participation
	Yield Loan Index*	Index (LLI)†	Funds category average‡

Life of fund	—	44.47%	28.28%
Annual average	—	4.97	3.28

5 years	24.62%	24.33	12.51
Annual average	4.50	4.45	2.31

3 years	62.58	61.33	49.00
Annual average	17.59	17.28	14.15

1 year	1.82	2.05	2.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† Life-of-fund returns are from 7/31/04 to 2/29/12 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/29/12, there were 117, 99, 70, and 40 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,402 and $12,166, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $12,660. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,648 and $13,102, respectively.

* These returns are from 7/31/04 to 2/29/12 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

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Fund price and distribution information For the 12-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.422690		$0.405432	$0.357964	$0.418363		$0.401105	$0.444492

Capital gains	—		—	—	—		—	—

Return of capital*	0.003867		0.003709	0.003275	0.003827		0.003669	0.004066

Total	$0.426557		$0.409141	$0.361239	$0.422190		$0.404774	$0.448558

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$8.93	$9.02	$8.93	$8.93	$8.93	$9.00	$8.93	$8.94

2/29/12	8.75	8.84	8.75	8.75	8.75	8.82	8.75	8.76

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.58%	4.54%	4.37%	3.80%	4.53%	4.49%	4.32%	4.84%

Current 30-day SEC yield [2]	N/A	4.45	4.34	3.77	N/A	4.26	4.32	4.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 46.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	29.95%	28.58%	25.04%	25.04%	22.47%	22.47%	28.74%	27.66%	27.36%	32.00%
Annual average	3.48	3.34	2.96	2.96	2.68	2.68	3.35	3.24	3.21	3.69

5 years	14.18	13.10	11.61	11.61	9.83	9.83	13.55	12.60	12.63	15.66
Annual average	2.69	2.49	2.22	2.22	1.89	1.89	2.57	2.40	2.41	2.95

3 years	47.83	46.23	46.22	46.22	44.30	44.30	47.36	46.27	46.50	48.67
Annual average	13.92	13.50	13.50	13.50	13.00	13.00	13.80	13.51	13.57	14.13

1 year	3.78	2.76	3.61	2.62	3.00	2.01	3.75	2.91	3.41	3.94

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/11	1.04%	1.24%	1.79%	1.09%	1.29%	0.79%

Annualized expense ratio for the six-month period
ended 2/29/12*	1.04%	1.24%	1.79%	1.09%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$6.38	$9.20	$5.61	$6.63	$4.07

Ending value (after expenses)	$1,069.60	$1,068.70	$1,067.10	$1,069.50	$1,068.20	$1,072.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.22	$6.22	$8.97	$5.47	$6.47	$3.97

Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.96	$1,019.44	$1,018.45	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 13, 2012

18

The fund’s portfolio 2/29/12

SENIOR LOANS (83.5%)* [c]	Principal amount	Value

Advertising and marketing services (1.1%)
Affinion Group, Inc. bank term loan FRN 5s, 2016	$2,947,550	$2,755,960

Getty Images, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	2,206,550	2,217,583

		4,973,543
Automotive (0.9%)
Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	2,980,000	2,989,313

Schaeffler AG bank term loan FRN Ser. C2, 6s, 2017 (Germany)	1,000,000	1,002,750

		3,992,063
Basic materials (4.7%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	3,109,375	3,101,602

Fairmount Minerals, Ltd. bank term loan FRN Ser. B, 5 1/4s, 2017	2,790,000	2,799,299

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	90,294	93,530

Momentive Specialty Chemicals BV bank term loan FRN Ser. C2, 4 3/8s,
2015 (Netherlands)	289,333	282,461

Momentive Specialty Chemicals BV bank term loan FRN Ser. C1,
4.063s, 2015	676,346	660,283

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	3,037,050	2,961,124

Norit NV bank term loan FRN 6 3/4s, 2017 (Netherlands)	2,992,500	2,955,094

Novelis, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	1,133,550	1,127,882

Omnova Solutions, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,100	3,170

Styron Corp. bank term loan FRN 6s, 2017	2,557,292	2,306,678

Taminco Group NV bank term loan FRN Ser. B, 6 1/4s,
2018 (Belguim)	2,000,000	2,010,626

Tronox, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,799,286	1,798,836

Tronox, Inc. bank term loan FRN Ser. DD, 4 1/4s, 2017 U	490,714	490,592

		20,591,177
Biotechnology (1.8%)
Grifols, Inc. bank term loan FRN Ser. B, 4 1/2s, 2017	2,221,338	2,221,338

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	1,835,000	1,852,040

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017	900,000	896,625

Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018	2,985,000	2,966,344

		7,936,347
Broadcasting (4.9%)
Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.92s, 2016	6,924,972	5,679,675

Cumulus Media Holdings, Inc. bank term loan FRN 5 3/4s, 2018	2,400,000	2,407,176

Entercom Radio, LLC bank term loan FRN Ser. B, 6.27s, 2018	2,968,000	2,975,420

Gray Television, Inc. bank term loan FRN Ser. B, 3.8s, 2014	2,871,007	2,833,655

LIN Television Corp. bank term loan FRN Ser. B, 5s, 2018	1,000,000	1,005,000

Radio One, Inc. bank term loan FRN Ser. B, 7 1/2s, 2016	1,488,750	1,464,558

Univision Communications, Inc. bank term loan FRN 4.546s, 2017	5,656,788	5,263,171

		21,628,655
Building materials (1.2%)
Goodman Global, Inc. bank term loan FRN 9s, 2017	698,727	706,588

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	990,526	995,301

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	3,558,112	3,526,979

		5,228,868

19

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Capital goods (4.9%)
Autoparts Holdings, Ltd. bank term loan FRN 10 1/2s, 2018
(New Zealand)	$1,000,000	$975,000

Autoparts Holdings, Ltd. bank term loan FRN 6 1/2s, 2017
(New Zealand)	997,500	999,994

Colfax Corp. bank term loan FRN Ser. B, 4 1/2s, 2019	2,000,000	2,001,772

Husky Injection Molding Systems, Ltd. bank term loan FRN Ser. B,
6 1/2s, 2018 (Canada)	2,985,000	3,012,364

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 4 1/4s, 2017	2,490,000	2,481,701

Reynolds Group Holdings, Inc, bank term loan FRN Ser. C,
6 1/2s, 2018	1,850,240	1,868,358

Reynolds Group Holdings, Inc, bank term loan FRN Ser. E,
6 1/2s, 2018	3,436,376	3,470,025

Sensus USA, Inc. bank term loan FRN 8 1/2s, 2018	1,000,000	995,000

Sequa Corp. bank term loan FRN 6 1/4s, 2014	1,000,000	999,063

SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,380,000	1,386,900

SRAM Corp. bank term loan FRN 4.77s, 2018	538,622	535,592

Tenneco, Inc. bank term loan FRN Ser. B, 4.77s, 2016	1,970,000	1,970,000

Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	997,500	1,004,981

		21,700,750
Commercial and consumer services (4.5%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,900,800	1,897,631

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	1,069,230	1,042,499

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018	4,326,069	4,311,650

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/2s, 2017	1,743,590	1,734,872

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.403s, 2014	2,509,075	2,335,530

Sabre, Inc. bank term loan FRN 2.349s, 2014	4,147,067	3,893,059

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.851s, 2014	1,213,030	1,196,351

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	121,004	119,340

Travelport, LLC bank term loan FRN Ser. B, 5.081s, 2015	2,996,292	2,541,497

Travelport, LLC bank term loan FRN Ser. S, 5.079s, 2015	674,231	571,893

		19,644,322
Communication services (6.9%)
AMC Networks, Inc. bank term loan FRN Ser. B, 4s, 2018	1,990,000	1,980,050

Asurion Corp. bank term loan FRN 9s, 2019	1,500,000	1,525,313

Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018	1,414,773	1,409,271

CCO Holdings, LLC / CCO Holdings Capital Corp. bank term loan
FRN 2.77s, 2014	1,000,000	984,375

Cequel Communications, LLC bank term loan FRN Ser. B, 4s, 2019	2,500,000	2,475,448

Charter Communications Operating, LLC bank term loan FRN Ser. C,
3.83s, 2016	2,563,728	2,544,500

Crown Castle Operating Co. bank term loan FRN Ser. B, 4s, 2019	3,000,000	2,984,463

Intelsat Jackson Holdings SA bank term loan FRN Ser. B, 5 1/4s,
2018 (Bermuda)	2,975,013	2,978,731

Intelsat SA bank term loan FRN 3.296s, 2014 (Luxembourg)	2,125,000	2,070,547

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5 3/4s, 2018	2,670,000	2,690,025

Level 3 Financing, Inc. bank term loan FRN Ser. B3, 5 3/4s, 2018	1,500,000	1,511,250

20

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Communication services cont.
MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4.063s, 2018	$2,345,945	$2,326,884

SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 3/4s, 2018	2,985,000	2,977,538

US Telepacific Corp. bank term loan FRN 5 3/4s, 2017	2,234,865	2,122,190

		30,580,585
Consumer (0.4%)
Visant Corp. bank term loan FRN 5 1/4s, 2016	1,883,759	1,803,700

		1,803,700
Consumer cyclicals (3.4%)
AMC Entertainment, Inc. bank term loan FRN Ser. B3, 4 1/4s, 2018	2,000,000	1,968,750

Aramark Corp. bank term loan FRN Ser. B2, 3.829s, 2016	1,726,477	1,712,809

Aramark Corp. bank term loan FRN Ser. C, 0.145s, 2016	113,542	112,643

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	230,300	237,324

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B1, 3.276s, 2015	815,003	764,211

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.276s, 2015	3,000,000	2,808,750

MGM Resorts International bank term loan FRN Ser. D, 7s, 2014	987,957	990,581

Realogy Corp. bank term loan FRN 4.545s, 2013	390,283	387,551

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	1,000,000	1,030,000

Realogy Corp. bank term loan FRN Ser. B, 4.691s, 2016	2,089,768	1,935,213

Toys “R” Us, Inc. bank term loan FRN 6s, 2016	2,955,000	2,955,591

		14,903,423
Consumer staples (9.0%)
Amscan Holdings, Inc. bank term loan FRN 6 3/4s, 2017	2,925,189	2,918,578

Avis Budget Group, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018	498,750	503,738

BJ’s Wholesale Club, Inc. bank term loan FRN 10s, 2018	1,000,000	1,028,750

BJ’s Wholesale Club, Inc. bank term loan FRN 7s, 2018	1,995,000	2,015,092

Burger King Holdings, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	2,601,970	2,591,302

Claire’s Stores, Inc. bank term loan FRN 3.068s, 2014	4,421,859	4,181,650

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 5 1/2s, 2016	1,392,569	1,384,736

Dean Foods Co. bank term loan FRN Ser. A1, 3.27s, 2014	768,831	757,683

Dean Foods Co. bank term loan FRN Ser. B2, 3.567s, 2017	1,463,016	1,429,549

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	3,343,200	3,289,150

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,387,793	1,385,469

Huish Detergents, Inc. bank term loan FRN 4.52s, 2014	1,375,000	1,125,208

NPC International, Inc. bank term loan FRN Ser. B, 6 3/4s, 2018	2,000,000	2,017,500

Prestige Brands, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	2,000,000	2,007,084

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	3,293,450	3,288,263

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	971,916	953,693

Rite Aid Corp. bank term loan FRN Ser. B, 2.038s, 2014	1,474,589	1,441,411

Spectrum Brands, Inc. bank term loan FRN 5s, 2016	3,081,607	3,083,807

US Foodservice bank term loan FRN Ser. B, 5 3/4s, 2017	2,977,500	2,952,688

West Corp. bank term loan FRN Ser. B5, 4.528s, 2016	1,412,758	1,411,581

		39,766,932
Energy (2.3%)
Buffalo Gulf Coast Terminals bank term loan FRN 7 1/2s, 2017	1,995,000	1,985,025

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	2,337,204	2,323,015

21

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	$2,102,247	$2,087,981

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada)	3,571,050	3,564,911

		9,960,932
Entertainment (0.6%)
Six Flags Theme Parks, Inc. bank term loan FRN Ser. B, 4 1/4s, 2018	2,800,000	2,787,610

		2,787,610
Financials (4.2%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	3,820,000	3,473,018

CB Richard Ellis Services, Inc. bank term loan FRN Ser. C, 3.521s, 2018	1,990,000	1,976,733

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	1,711,604	1,722,302

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	642,218	641,816

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	2,550,000	2,536,294

Lone Star Intermediate Super Holdings, LLC bank term loan
FRN 11s, 2019	1,045,000	1,058,063

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	1,500,000	1,515,000

Nuveen Investments, Inc. bank term loan FRN Ser. B, 6.065s, 2017	1,754,969	1,750,582

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.568s, 2014	1,390,711	1,380,281

Ocwen Financial Corp. bank term loan FRN Ser. B, 7s, 2016	2,280,000	2,262,900

		18,316,989
Gaming and lottery (3.3%)
Ameristar Casinos, Inc. bank term loan FRN Ser. B, 4s, 2018	1,977,538	1,982,778

Boyd Gaming Corp. bank term loan FRN Ser. A, 3.77s, 2015	3,087,500	3,001,306

Caesars Entertainment Corp. bank term loan FRN Ser. B, 9 1/4s, 2017	790,000	768,275

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,407,928	3,404,735

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.3s, 2014 ‡‡	1,371,083	1,283,105

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.3s, 2014	780,465	730,385

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B3, 3.279s, 2015	1,400,895	1,314,090

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017	2,257,200	2,259,044

		14,743,718
Health-care services (5.5%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	2,812,385	2,805,354

DaVita, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	2,475,000	2,480,569

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,977,500	2,967,079

HCA, Inc. bank term loan FRN Ser. B3, 3.52s, 2018	2,672,010	2,627,104

Health Management Associates, Inc. bank term loan FRN Ser. B,
3.99s, 2018	3,375,000	3,356,016

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	2,267,863	2,248,019

Kindred Healthcare, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	1,492,500	1,436,531

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	3,478,269	3,397,111

Vanguard Health Systems, Inc. bank term loan FRN 5s, 2016	2,947,892	2,942,365

		24,260,148
Lodging/Tourism (0.4%)
Station GVR Acquisition, LLC bank term loan FRN 6 1/4s, 2016	1,896,977	1,837,696

		1,837,696
Media (1.3%)
Nielsen Finance LLC bank term loan FRN Ser. A, 2.295s, 2013	7,171	7,145

Nielsen Finance LLC bank term loan FRN Ser. C, 3.545s, 2016	2,281,470	2,286,765

22

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Media cont.
Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. B,
4.045s, 2016	$1,396,720	$1,396,720

TWCC Holding Corp. bank term loan FRN Ser. B, 4 1/4s, 2017	1,985,000	1,987,481

		5,678,111
Medical technology (2.2%)
Alliance Healthcare Services, Inc. bank term loan FRN 7 1/4s, 2016	1,843,261	1,640,502

Biomet, Inc. bank term loan FRN Ser. B, 3.464s, 2015	1,839,420	1,819,563

ConvaTec, Inc. bank term loan FRN Ser. B, 5 3/4s, 2016	2,970,000	2,954,223

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	3,315,000	3,370,052

		9,784,340
Pharmaceuticals (0.9%)
Capsugel Holdings US, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	1,995,000	2,005,599

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. B, 3 3/4s, 2019 (Canada)	2,000,000	1,985,000

		3,990,599
Publishing (2.2%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.52s, 2014	3,056,216	2,828,275

Cenveo, Inc. bank term loan FRN Ser. B, 6 1/4s, 2016	1,459,789	1,453,099

Dex Media West, LLC bank term loan FRN Ser. A, 7 1/4s, 2014	829,198	474,301

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.52s, 2014	172,985	50,922

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	2,011,036	591,999

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014	750,387	220,895

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	144,518	54,756

Supermedia, Inc. bank term loan FRN 11s, 2015	2,286,083	1,158,283

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	4,264,063	2,774,306

		9,606,836
Retail (5.9%)
Academy, Ltd. bank term loan FRN 6s, 2018	2,000,000	2,000,358

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	3,317,738	3,316,722

Gymboree Corp. bank term loan FRN 5s, 2018	3,465,000	3,265,763

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	3,970,000	3,889,719

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,367,947	1,348,397

Lord & Taylor, LLC bank term loan FRN 5 3/4s, 2018	1,667,000	1,667,417

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	1,384,892	1,379,699

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	2,067,429	2,064,844

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	3,968,000	3,932,637

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	2,940,000	2,924,824

		25,790,380
Technology (6.9%)
Avaya, Inc. bank term loan FRN Ser. B3, 5.006s, 2017	5,500,010	5,339,921

Ceridian Corp. bank term loan FRN 3.271s, 2014	2,455,198	2,324,596

Epicor Software Corp. bank term loan FRN 5s, 2018	1,395,992	1,370,690

Fidelity National Information Services, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2016	2,000,000	2,009,966

First Data Corp. bank term loan FRN 4.277s, 2018	5,990,668	5,369,136

First Data Corp. bank term loan FRN Ser. B1, 3.027s, 2014	385,978	368,930

First Data Corp. bank term loan FRN Ser. B3, 3.027s, 2014	155,772	148,763

23

SENIOR LOANS (83.5%)* [c] cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. bank term loan FRN 4.545s, 2016	$4,275,675	$4,148,474

Genesys Telecommunications Laboratories, Inc. bank term loan FRN
Ser. B, 6 3/4s, 2019	2,500,000	2,510,158

NXP Funding, LLC bank term loan FRN Ser. B, 5 1/4s, 2019
(Netherlands)	1,250,000	1,228,906

NXP Funding, LLC bank term loan FRN Ser. A2, 5 1/2s, 2017
(Netherlands)	997,500	992,513

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
4.039s, 2016	2,450,794	2,443,606

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017	1,980,000	1,984,455

		30,240,114
Transportation (1.1%)
RailAmerica, Inc. bank term loan FRN Ser. B, 4s, 2019	1,500,000	1,497,188

Swift Transportation Company, LLC bank term loan FRN 6s, 2016	3,268,743	3,269,560

		4,766,748
Utilities and power (3.0%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018	1,985,000	1,985,413

Calpine Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,191,000	1,181,241

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	997,500	1,023,934

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	997,500	987,704

GenOn Energy, Inc. bank term loan FRN Ser. B, 6s, 2017	2,962,500	2,917,322

NRG Energy, Inc. bank term loan FRN Ser. B, 4s, 2018	1,990,000	1,981,984

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.795s, 2017	5,330,362	2,968,713

		13,046,311

Total senior loans (cost $373,760,410)		$367,560,897

CORPORATE BONDS AND NOTES (14.0%)*	Principal amount	Value

Basic materials (1.6%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)	$1,000,000	$1,060,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 5.003s, 2014	850,000	779,875

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)	1,000,000	1,055,000

Lyondell Chemical Co. company guaranty notes 11s, 2018	996,682	1,092,613

Momentive Performance Materials, Inc. company guaranty sr. notes
12 1/2s, 2014	1,000,000	1,067,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	500,000	508,750

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes FRN Ser. B, 4.297s, 2014	1,000,000	692,500

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes 11 1/2s, 2014	734,000	748,680

		7,004,918
Capital goods (1.3%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014	1,000,000	1,020,000

Berry Plastics Corp. company guaranty sr. notes FRN 5.322s, 2015	3,000,000	3,011,250

Ryerson Tull, Inc. company guaranty sr. notes FRN 7.922s, 2014	1,000,000	940,000

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	725,000	754,914

		5,726,164

24

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount		Value

Communication services (2.7%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		$750,000	$757,500

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		1,167,000	1,234,103

Crown Castle International Corp. sr. unsec. notes 9s, 2015		500,000	550,625

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Jamaica)		1,140,000	1,279,650

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015		1,000,000	1,072,500

iPCS, Inc. company guaranty sr. notes FRN 2.672s, 2013		1,440,000	1,386,000

Kabel BW Holdings GMBH 144A company guaranty sr. notes
5.676s, 2018 (Germany)	EUR	1,250,000	1,679,264

Level 3 Financing, Inc. 144A company guaranty FRN 4.506s, 2015		$1,000,000	970,000

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		1,750,000	1,728,125

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		700,000	754,250

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		500,000	536,250

			11,948,267
Consumer cyclicals (3.2%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		350,000	350,000

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		1,160,000	1,226,700

Aramark Corp. company guaranty sr. unsec. notes FRN
4.047s, 2015		1,000,000	996,250

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		500,000	547,500

DISH DBS Corp. company guaranty 6 5/8s, 2014		750,000	817,500

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		1,097,000	1,239,610

Ford Motor Credit Corp. sr. unsec. notes 12s, 2015		2,000,000	2,514,886

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
4.146s, 2014		625,000	624,938

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		1,000,000	1,115,000

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		500,000	568,750

MGM Resorts International sr. notes 10 3/8s, 2014		750,000	853,125

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014		652,000	757,950

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		440,000	454,300

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		315,000	334,294

Toys “R” Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		1,000,000	1,032,500

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		500,000	569,375

			14,002,678
Consumer staples (0.7%)
Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
FRN 3.003s, 2014		1,000,000	970,000

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014		1,000,000	1,135,000

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014		500,000	579,375

Libbey Glass, Inc. sr. notes 10s, 2015		450,000	483,188

			3,167,563

25

CORPORATE BONDS AND NOTES (14.0%)* cont.	Principal amount	Value

Energy (1.7%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	$500,000	$502,500

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,000,000	1,150,000

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	850,000	922,250

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	1,000,000	1,015,000

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	1,000,000	1,115,000

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	750,000	817,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. FRN
4.206s, 2014	1,425,000	1,414,280

Whiting Petroleum Corp. company guaranty 7s, 2014	500,000	535,000

		7,471,530
Financials (1.4%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
4 1/2s, 2014	1,000,000	1,010,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.727s, 2014	1,000,000	935,932

CIT Group, Inc. 144A company guaranty notes 5 1/4s, 2014	750,000	766,875

Citigroup, Inc. sub. notes 5s, 2014	750,000	780,790

Goldman Sachs Group LP sr. unsec. notes FRN 1.527s, 2014	1,500,000	1,464,830

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015	1,200,000	1,140,000

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.378s, 2014	190,000	176,225

		6,274,652
Health care (0.5%)
Select Medical Holdings Corp. sr. unsec. notes FRN 6.267s, 2015	1,000,000	895,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	1,000,000	1,032,500

		1,927,500
Technology (0.1%)
L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015	487,000	497,958

		497,958
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/4s, 2014	750,000	815,625

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,500,000	1,413,750

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014	1,240,000	1,264,800

		3,494,175

Total corporate bonds and notes (cost $60,618,001)		$61,515,405

COMMON STOCKS (—%)*	Shares	Value

Harry & David Holdings, Inc.†	305	$24,248

Total common stocks (cost $500,000)		$24,248

26

SHORT-TERM INVESTMENTS (1.5%)*	Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from 0.092%
to 0.096%, August 23, 2012	$202,000	$201,885

U.S. Treasury bills with an effective yield of 0.088%,
May 3, 2012	79,000	78,990

U.S. Treasury bills with an effective yield of 0.066%,
June 28, 2012	120,000	119,962

Putnam Money Market Liquidity Fund 0.09% [e]	6,332,373	6,332,373

Total short-term investments (cost $6,733,240)		$6,733,210

TOTAL INVESTMENTS

Total investments (cost $441,611,651)		$435,833,760

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $440,355,495.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

At the close of the reporting period, the fund maintained liquid assets totaling $3,001,775 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

27

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $6,605,707)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Euro	Sell	3/22/12	$4,154,298	$4,109,351	$(44,947)

Royal Bank of Scotland PLC (The)

	Euro	Buy	3/22/12	800,508	791,476	9,032

State Street Bank and Trust Co.

	Euro	Buy	3/22/12	149,762	148,188	1,574

UBS AG

	Canadian Dollar	Buy	3/22/12	2,526	2,506	20

	Euro	Buy	3/22/12	1,534,928	1,518,797	16,131

Westpac Banking Corp.

	Canadian Dollar	Buy	3/22/12	35,660	35,389	271

Total						$(17,919)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, NA
DJ LCDX NA Series
16 Version 1 Index	—	$(7,500)	$2,940,000	6/20/16	(250 bp)	$(29,258)

Total						$(29,258)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

28

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer staples	$24,248	$—	$—

Total common stocks	24,248	—	—

Corporate bonds and notes	—	61,515,405	—

Senior loans	—	367,560,897	—

Short-term investments	6,332,373	400,837	—

Totals by level	$6,356,621	$429,477,139	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts		$(17,919)

Credit default contracts		(21,758)

Totals by level	$—	$(39,677)	$—

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 2/29/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $435,279,278)	$429,501,387
Affiliated issuers (identified cost $6,332,373) (Note 6)	6,332,373

Cash	4,442,549

Interest and other receivables	2,694,144

Receivable for shares of the fund sold	877,876

Receivable for investments sold	15,997,663

Unrealized appreciation on forward currency contracts (Note 1)	27,028

Premium paid on swap contracts (Note 1)	7,500

Total assets	459,880,520

LIABILITIES

Distributions payable to shareholders	578,483

Payable for investments purchased	15,564,692

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	485,807

Payable for shares of the fund repurchased	2,193,675

Payable for compensation of Manager (Note 2)	200,931

Payable for investor servicing fees (Note 2)	54,618

Payable for custodian fees (Note 2)	11,737

Payable for Trustee compensation and expenses (Note 2)	57,178

Payable for administrative services (Note 2)	1,793

Payable for distribution fees (Note 2)	160,805

Unrealized depreciation on forward currency contracts (Note 1)	44,947

Unrealized depreciation on swap contracts (Note 1)	29,258

Other accrued expenses	141,101

Total liabilities	19,525,025

Net assets	$440,355,495

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$516,183,765

Distributions in excess of net investment income (Note 1)	(1,296,162)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(68,707,389)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,824,719)

Total — Representing net assets applicable to capital shares outstanding	$440,355,495

(Continued on next page)

30

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($217,706,925 divided by 24,867,655 shares)	$8.75

Offering price per class A share (100/99.00 of $8.75)*	$8.84

Net asset value and offering price per class B share ($9,539,499 divided by 1,089,971 shares)**	$8.75

Net asset value and offering price per class C share ($81,184,916 divided by 9,278,846 shares)**	$8.75

Net asset value and redemption price per class M share ($4,920,943 divided by 562,206 shares)	$8.75

Offering price per class M share (100/99.25 of $8.75)*	$8.82

Net asset value, offering price and redemption price per class R share
($509,260 divided by 58,189 shares)	$8.75

Net asset value, offering price and redemption price per class Y share
($126,493,952 divided by 14,437,592 shares)	$8.76

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 2/29/12

INVESTMENT INCOME

Interest (net of foreign tax of $10,047) (including interest income of $19,338 from investments
in affiliated issuers) (Note 6)	$28,135,911

Total investment income	28,135,911

EXPENSES

Compensation of Manager (Note 2)	2,791,556

Investor servicing fees (Note 2)	681,921

Custodian fees (Note 2)	25,312

Trustee compensation and expenses (Note 2)	33,812

Administrative services (Note 2)	14,735

Distribution fees — Class A (Note 2)	642,312

Distribution fees — Class B (Note 2)	44,961

Distribution fees — Class C (Note 2)	871,304

Distribution fees — Class M (Note 2)	19,887

Distribution fees — Class R (Note 2)	2,832

Other	237,939

Total expenses	5,366,571

Expense reduction (Note 2)	(1,372)

Net expenses	5,365,199

Net investment income	22,770,712

Net realized gain on investments (Notes 1 and 3)	171,117

Net realized gain on swap contracts (Note 1)	122,781

Net realized gain on foreign currency transactions (Note 1)	107,649

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	47,953

Net unrealized depreciation of investments and swap contracts during the year	(14,269,211)

Net loss on investments	(13,819,711)

Net increase in net assets resulting from operations	$8,951,001

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/29/12	Year ended 2/28/11

Operations:
Net investment income	$22,770,712	$18,712,231

Net realized gain on investments
and foreign currency transactions	401,547	5,063,331

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(14,221,258)	8,766,180

Net increase in net assets resulting from operations	8,951,001	32,541,742

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,611,189)	(10,806,651)

Class B	(468,831)	(431,636)

Class C	(3,612,804)	(2,956,862)

Class M	(322,399)	(175,150)

Class R	(26,337)	(14,969)

Class Y	(6,537,620)	(5,046,925)

From return of capital
Class A	(115,371)	—

Class B	(4,289)	—

Class C	(33,051)	—

Class M	(2,949)	—

Class R	(241)	—

Class Y	(59,808)	—

Redemption fees (Note 1)	32,924	20,606

Increase (decrease) from capital share transactions (Note 4)	(42,252,683)	144,675,874

Total increase (decrease) in net assets	(57,063,647)	157,806,029

NET ASSETS

Beginning of year	497,419,142	339,613,113

End of year (including distributions in excess of net investment
income of $1,296,162 and $976,611, respectively)	$440,355,495	$497,419,142

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
February 29, 2012	$8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	$8.75	2.91	$217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	—	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	—	(.65)	—	8.90	(5.04)	231,024	1.04 [d]	6.53 [d]	65

Class B
February 29, 2012	$8.93	.40	(.17)	.23	(.41)	— [e]	(.41)	—	$8.75	2.76	$9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	—	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	—	(.60)	—	8.89	(5.71)	16,752	1.64 [d]	5.93 [d]	65

Class C
February 29, 2012	$8.93	.35	(.17)	.18	(.36)	— [e]	(.36)	—	$8.75	2.15	$81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	—	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	—	(.58)	—	8.89	(5.87)	88,517	1.79 [d]	5.80 [d]	65

Class M
February 29, 2012	$8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	$8.75	2.88	$4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	—	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	—	(.64)	—	8.90	(5.19)	5,637	1.19 [d]	6.41 [d]	65

Class R
February 29, 2012	$8.93	.39	(.17)	.22	(.40)	— [e]	(.40)	—	$8.75	2.66	$509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	—	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	—	(.63)	—	8.90	(5.26)	137	1.29 [d]	6.05 [d]	65

Class Y
February 29, 2012	$8.94	.44	(.18)	.26	(.44)	— [e]	(.44)	—	$8.76	3.19	$126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	—	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	—	(.68)	—	8.90	(4.82)	40,932	.79 [d]	6.89 [d]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

February 29, 2008	0.02

February 28, 2007	0.01

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 2/29/12

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through February 29, 2012.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

37

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk.

38

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $66,705 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

39

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2012, the fund had a capital loss carryover of $68,237,657 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$26,042,207	$—	$26,042,207	February 28, 2017

42,195,450	—	42,195,450	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $449,659 of losses recognized during the period from November 1, 2011 to February 29, 2012 to its fiscal year ending February 28, 2013.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $488,917 to decrease distributions in excess of net investment income, $352,795 to decrease paid-in-capital and $136,122 to increase accumulated net realized loss.

40

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,342,032
Unrealized depreciation	(12,139,997)

Net unrealized depreciation	(5,797,965)
Capital loss carryforward	(68,237,657)
Post-October loss	(449,659)
Cost for federal income tax purposes	$441,631,725

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,372 under the expense offset arrangements.

41

Each independent Trustee of the fund receives an annual Trustee fee, of which $343, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $694 and $38 from the sale of class A and class M shares, respectively, and received $6,642 and $10,603 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,341 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $472,718,751 and $518,794,482, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	10,255,737	$90,052,858	19,035,461	$167,196,142

Shares issued in connection with
reinvestment of distributions	1,196,946	10,381,682	983,926	8,624,412

	11,452,683	100,434,540	20,019,387	175,820,554

Shares repurchased	(17,695,089)	(152,602,731)	(9,316,204)	(81,142,532)

Net increase (decrease)	(6,242,406)	$(52,168,191)	10,703,183	$94,678,022

42

	Year ended 2/29/12		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	281,251	$2,454,799	538,888	$4,738,795

Shares issued in connection with
reinvestment of distributions	45,766	396,739	40,043	350,812

	327,017	2,851,538	578,931	5,089,607

Shares repurchased	(411,909)	(3,557,747)	(433,914)	(3,784,430)

Net increase (decrease)	(84,892)	$(706,209)	145,017	$1,305,177

	Year ended 2/29/12		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,876,482	$25,228,099	3,935,529	$34,646,887

Shares issued in connection with
reinvestment of distributions	321,444	2,785,220	242,440	2,124,108

	3,197,926	28,013,319	4,177,969	36,770,995

Shares repurchased	(3,496,458)	(30,069,208)	(1,791,695)	(15,639,147)

Net increase (decrease)	(298,532)	$(2,055,889)	2,386,274	$21,131,848

	Year ended 2/29/12		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	60,054	$529,233	518,308	$4,600,482

Shares issued in connection with
reinvestment of distributions	33,602	291,136	17,015	149,144

	93,656	820,369	535,323	4,749,626

Shares repurchased	(351,964)	(3,025,301)	(57,518)	(503,200)

Net increase (decrease)	(258,308)	$(2,204,932)	477,805	$4,246,426

	Year ended 2/29/12		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	43,968	$387,218	28,005	$246,308

Shares issued in connection with
reinvestment of distributions	2,970	25,762	1,670	14,639

	46,938	412,980	29,675	260,947

Shares repurchased	(36,434)	(310,609)	(8,803)	(76,621)

Net increase	10,504	$102,371	20,872	$184,326

	Year ended 2/29/12		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,210,342	$115,268,353	7,617,461	$67,085,121

Shares issued in connection with
reinvestment of distributions	210,417	1,829,047	121,920	1,068,611

	13,420,759	117,097,400	7,739,381	68,153,732

Shares repurchased	(11,933,795)	(102,317,233)	(5,152,604)	(45,023,657)

Net increase	1,486,964	$14,780,167	2,586,777	$23,130,075

43

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$21,758

Foreign exchange
contracts	Receivables	27,028	Payables	44,947

Total		$27,028		$66,705

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$122,781	$122,781

Foreign exchange contracts	118,015	—	118,015

Total	$118,015	$122,781	$240,796

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(95,436)	$(95,436)

Foreign exchange contracts	49,711	—	49,711

Total	$49,711	$(95,436)	$(45,725)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $19,338 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $278,960,105 and $334,361,304, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

44

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $490,714, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Tronox, Inc.	$490,714

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 10: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

45

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

46

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

47

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

48

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer	Vice President, Senior Associate
State Street Bank	and Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
KPMG LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN096
273255 4/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2012	$80,841	$--	$6,700	$ —
February 28, 2011	$68,664	$--	$6,350	$ —

For the fiscal years ended February 29, 2012 and February 28, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,700 and $6,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2012	$ —	$ —	$ —	$ —

February 28, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2012

Date of reporting period:	March 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Annual report
2|29|12

A world of investing.™
Putnam INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Annual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	60

About the Trustees	61

Officers	63

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital growth. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation

Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund.

Investment allocations

Putnam Absolute Return 700 Fund 10%
Stocks 30%
Bonds 60%

Stock and bond weightings reflect strategic allocations; actual allocations may vary.

Seeking reduced volatility with absolute return strategies

Putnam Retirement Income Fund Lifestyle 3 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return 700 Fund, which pursues positive returns that exceed the rate of inflation by 7% over periods of three years or more, regardless of market conditions.

Absolute return strategy
Defines success as achieving its positive return goals
Seeks lower volatility than traditional asset classes
Investment universe is not limited by a benchmark

There can be no assurance that the fund will meet its objective.

Putnam Absolute Return 700 Fund is not intended to outperform stocks and bonds during strong market rallies.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Jeff, after a mostly volatile year, global markets appeared to rebound in early 2012. What contributed to the turnaround?

The U.S. economy had surprised on the upside in the final months of the period. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that the U.S. economy, and the global economic outlook for that matter, might not be as bleak as first thought.

Signs of a U.S. recovery were welcome news amid Europe’s clear economic deceleration and China’s more measured slowdown. The positive U.S. economic reports were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies, thus driving up stock prices. While global equity markets were lifted by the positive news, U.S. stocks outperformed international stocks for the 12 months ended February 29, 2012, with the S&P 500 Index’s 5.12% return surpassing the –7.45% return of non-U.S. equities as measured by the MSCI EAFE Index [ND].

Interest rates around the world remain low, given global growth challenges. How has this affected your fixed-income strategy?

We continue to favor limited exposure to interest-rate risk in our fixed-income strategies, which detracted somewhat from relative returns during much of the period. With interest rates in a number of markets

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

near historic lows, we believe the potential rewards from a long-duration stance are minimal, while the potential risks are great. That said, we believe there are opportunities to take tactical positions at the long end of the yield curve, which we think will continue to exhibit volatility. While central banks have anchored the short end of the curve, the long end — represented by bonds with maturities of 20 to 30 years — may be forced to absorb all of the policy uncertainty or any additional shocks to the global financial system, providing short-term opportunities.

Do you think European sovereign debt challenges will continue to set the tone for global markets?

Yes, we believe Europe’s debt woes and policymakers’ efforts to address the long-term structural challenges are likely to dominate the course of the global markets for the foreseeable future. It’s unlikely that a simple solution exists for overcoming these policy hurdles given the disparity of the needs and goals of the countries involved. In many ways, markets currently reflect this reality. For example, the spread between Italian and German interest rates today closely matches the differences we saw in the pre-European Monetary Union era. In the 1990s, those differences were the result primarily of currency risks, while today those differences are driven by credit risks.

The funding arrangements put in place have likely helped the European Union avoid a crisis over the short term, but long-term fiscal challenges remain, and the ultimate outcome appears anything but clear. We should add, however, that even if Greece eventually were to default on its debt, we believe the direct implications to the U.S. economy

Credit qualities are shown as a percentage of portfolio value as of 2/29/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Convertible bonds are excluded from the calculation. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

would be limited, given that U.S. banks today are generally better capitalized than their European counterparts.

Putnam Retirement Income Fund Lifestyle 3 takes a relatively aggressive approach to producing income for retirees. Could you review the fund’s strategy in the context of the markets?

Certainly. As one of a suite of three Putnam Retirement Income Lifestyle Funds, each with its own strategies for managing risk, Lifestyle 3 seeks to take an aggressive approach to producing monthly income for investors who are in or near retirement. However, unlike the more conservatively managed Putnam Retirement Income Fund Lifestyle 1 and the more moderate Putnam Retirement Income Fund Lifestyle 2, Lifestyle 3 has a secondary objective of capital growth to help build the nest egg. We adjust the portfolio across a wide range of securities, including domestic and international stocks, bonds, and convertible securities, as well as in Putnam Absolute Return 700 Fund, which pursues positive returns with less volatility over time than the securities markets have historically offered.

By utilizing global asset allocation strategies, the fund is managed for comprehensive diversification, greater stability, and income while prudently managing risk. We believe the effectiveness of the fund’s approach can be seen when the fund’s returns for the 12 months ended February 29, 2012, are considered in the context of the various asset classes and sectors composing the financial markets and the fund itself.

On the positive side, market leaders included U.S. bonds [Barclays Capital U.S. Aggregate

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

Bond Index], health-care stocks [MSCI World Healthcare Index (ND)], and U.S. stocks [S&P 500 Index], which generated returns of 8.37%, 9.95%, and 5.12%, respectively. On the other hand, the greatest laggards for the period included financial stocks [MSCI World Financials Index (ND)], European stocks [MSCI Europe Index (ND)], and utilities [MSCI World Utilities Index (ND)], which posted returns of –12.91%, –7.77%, and –7.22%, respectively, for the same period.

We believe the fund’s flexible approach to investing across asset classes and strategies can help provide greater stability of returns and income while moderating volatility.

Did the fund employ derivatives to any significant degree during the period?

Yes we did, because the derivative of a security oftentimes can be less expensive and more liquid than the actual physical security. This strategy is especially efficient in the high-yield and fixed-income emerging markets. We also used interest-rate swaps to manage some of the fund’s duration and yield curve exposure, and credit default swaps to hedge credit and market risks.

What factors do you think will drive global markets for the remainder of 2012?

We think that geography is likely to be quite meaningful again in 2012. Europe will continue to struggle against an intensifying debt crisis we believe, and steps taken to address the debt crisis will necessarily subdue economic activity there as resources are directed away from more productive uses. Meanwhile, China’s economy is decelerating, and many Asian countries are trying to gradually dampen inflation to achieve a soft landing. Many investors are looking to the United States, with its improving job market and rising consumer confidence and spending, as a pacesetter for global growth in the coming months.

While a slow-growth environment may not be ideal for equity investors or for the global economy as a whole, a somewhat cautionary environment creates a fairly attractive setting for corporate credit, in our view. Thus, in the

This chart shows how the fund’s top strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of underlying fund of fund holdings and derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

fixed-income universe, the fundamentals across a range of fixed-income sectors remain attractive in our opinion. Defaults in corporate debt are well below their long-term average, and we believe that the default rate is likely to remain low, even in a relatively anemic economic environment. The yield advantage that high-yield bonds offer over Treasuries has tightened in recent months but still looks attractive in our estimation, especially given favorable supply/demand dynamics and solid inflows into the sector. As a result, we believe credit risk gained through exposure to corporate bonds and certain mortgage-backed securities continue to be attractively priced in our estimation.

The flight to quality in 2011 created myriad opportunities in the crisis-sensitive or higher-risk assets. Investors appeared to have taken note in the first quarter of 2012, which resulted in the best first-quarter rally in global stocks since 1998. If macroeconomic worries recede at all, we think these higher-risk strategies could see increased demand in the coming months.

Jeff, thank you for your time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; and Robert J. Schoen.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	36.74%	31.23%	29.11%	29.11%	29.24%	29.24%	31.79%	27.48%	34.39%	38.99%
Annual average	4.28	3.71	3.48	3.48	3.50	3.50	3.77	3.31	4.04	4.51

5 years	12.06	7.59	7.84	6.11	7.87	7.87	9.44	5.88	10.76	13.45
Annual average	2.30	1.47	1.52	1.19	1.53	1.53	1.82	1.15	2.06	2.56

3 years	62.40	55.88	58.67	55.67	58.82	58.82	60.15	55.05	61.33	63.57
Annual average	17.54	15.95	16.64	15.90	16.67	16.67	17.00	15.74	17.28	17.82

1 year	1.04	–3.04	0.26	–4.65	0.35	–0.63	0.70	–2.60	0.77	1.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. These lower maximum sales charge amounts went into effect on 6/16/11. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 2/29/12

	Barclays Capital
	U.S. Aggregate Bond Index	S&P 500 Index

Life of fund	49.41%	41.50%
Annual average	5.53	4.76

5 years	36.14	8.16
Annual average	6.36	1.58

3 years	24.31	97.94
Annual average	7.52	25.56

1 year	8.37	5.12

Index results should be compared to fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,911 and $12,924, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,748. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,439 and $13,899, respectively.

Fund price and distribution information For the 12-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.270		$0.197	$0.196	$0.238		$0.245	$0.295

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.197	$0.196	$0.238		$0.245	$0.295

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$9.76	$10.17*	$9.72	$9.72	$9.74	$10.07*	$9.77	$9.77

2/29/12	9.58	9.98	9.54	9.55	9.56	9.88	9.59	9.59

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	2.13%	2.04%	1.38%	1.38%	1.88%	1.82%	1.88%	2.38%

Current 30–day SEC yield [3,4]
(with expense limitation)	N/A	2.01	1.35	1.35	N/A	1.78	1.45	2.35

Current 30–day SEC yield [3,4]
(without expense limitation)	N/A	1.29	0.60	0.60	N/A	1.05	0.71	1.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. These lower maximum sales charge amounts went into effect on 6/16/11. Final distribution information will appear on your year-end tax forms.

* After-sales-charge values for class A and M shares reflect the lower maximum sales charge of 4.00% and 3.25% respectively, that went into effect as of 6/16/11.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	38.56%	32.97%	30.75%	30.75%	30.88%	30.88%	33.52%	29.14%	36.14%	40.86%
Annual average	4.42	3.85	3.62	3.62	3.63	3.63	3.90	3.45	4.17	4.64

5 years	12.76	8.27	8.51	6.76	8.54	8.54	10.14	6.57	11.45	14.16
Annual average	2.43	1.60	1.65	1.32	1.65	1.65	1.95	1.28	2.19	2.68

3 years	58.87	52.46	55.22	52.22	55.36	55.36	56.67	51.60	57.61	60.04
Annual average	16.68	15.09	15.78	15.03	15.82	15.82	16.14	14.88	16.38	16.97

1 year	2.30	–1.83	1.41	–3.55	1.51	0.51	1.87	–1.46	1.92	2.46

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 2/28/11*	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

Estimated total annual operating expenses for the
fiscal year ended 2/28/11	1.85%	2.60%	2.60%	2.10%	2.10%	1.60%

Annualized expense ratio for the six-month period
ended 2/29/12†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which the fund invests. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 6/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratios of the underlying Putnam mutual funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.10	$8.90	$8.90	$6.36	$6.36	$3.82

Ending value (after expenses)	$1,050.30	$1,045.30	$1,046.50	$1,047.90	$1,047.70	$1,050.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.02	$8.77	$8.77	$6.27	$6.27	$3.77

Ending value (after expenses)	$1,019.89	$1,016.16	$1,016.16	$1,018.65	$1,018.65	$1,021.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 3:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 3 (formerly Putnam Income Strategies Fund) (the “fund”) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 29, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2012

The fund’s portfolio 2/29/12

COMMON STOCKS (31.5%)*	Shares	Value

Banking (1.7%)
Barclays PLC (United Kingdom)	4,517	$17,606

City National Corp.	20	940

Credit Agricole SA (France)	2,654	16,997

JPMorgan Chase & Co.	1,057	41,477

National Australia Bank, Ltd. (Australia)	1,791	45,133

Northern Trust Corp.	227	10,081

PNC Financial Services Group, Inc.	168	9,999

Societe Generale SA (France)	692	22,357

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,300	44,157

Svenska Handelsbanken AB Class A (Sweden)	845	28,376

Wells Fargo & Co.	953	29,819

Westpac Banking Corp. (Australia)	1,266	28,169

		295,111
Basic materials (1.4%)
Albemarle Corp.	72	4,789

BASF SE (Germany)	242	21,247

Bemis Co., Inc.	94	2,949

CF Industries Holdings, Inc.	44	8,184

Chicago Bridge & Iron Co., NV (Netherlands)	96	4,466

Cliffs Natural Resources, Inc.	104	6,602

Cytec Industries, Inc.	44	2,616

Domtar Corp. (Canada)	32	3,068

Fletcher Building, Ltd. (New Zealand)	2,878	15,632

Fortune Brands Home & Security, Inc. †	163	3,152

Fresnillo PLC (Mexico)	1,179	35,675

LyondellBasell Industries NV Class A (Netherlands)	206	8,895

Monsanto Co.	284	21,976

Nippon Paper Group, Inc. (Japan)	1,100	23,606

Nitto Denko Corp. (Japan)	800	32,828

PPG Industries, Inc.	103	9,399

Rio Tinto PLC (United Kingdom)	117	6,671

Sealed Air Corp.	169	3,317

Steel Dynamics, Inc.	187	2,769

Syngenta AG (Switzerland)	43	14,021

Valspar Corp.	77	3,569

voestalpine AG (Austria)	175	6,203

Westlake Chemical Corp.	22	1,325

		242,959
Capital goods (1.6%)
AGCO Corp. †	88	4,543

Bekaert SA (Belgium)	363	12,137

Cummins, Inc.	132	15,915

Dover Corp.	144	9,219

Emerson Electric Co.	462	23,243

European Aeronautic Defense and Space Co. NV (France)	564	20,487

Exelis, Inc.	207	2,176

COMMON STOCKS (31.5%)* cont.	Shares	Value

Capital goods cont.
Fluor Corp.	139	$8,407

Hitachi, Ltd. (Japan)	6,000	34,944

ITT Corp.	102	2,545

Lockheed Martin Corp.	180	15,914

McDermott International, Inc. †	231	3,017

Metso Corp. OYJ (Finland)	320	15,199

Mitsubishi Electric Corp. (Japan)	3,000	26,968

Raytheon Co.	254	12,832

SembCorp Industries, Ltd. (Singapore)	5,000	21,033

Societe BIC SA (France)	348	34,991

Staples, Inc.	468	6,861

Textron, Inc.	238	6,547

		276,978
Communication services (1.2%)
AT&T, Inc.	504	15,417

Cellcom Israel, Ltd. (Israel)	863	11,704

Comcast Corp. Class A	1,067	31,348

France Telecom SA (France)	1,783	27,211

IAC/InterActiveCorp.	114	5,198

MetroPCS Communications, Inc. †	151	1,555

Portugal Telecom SGPS SA (Portugal)	5,145	26,603

Telecom Corp. of New Zealand, Ltd. (New Zealand)	8,384	14,971

Telstra Corp., Ltd. (Australia)	9,705	34,275

Verizon Communications, Inc.	900	34,299

		202,581
Conglomerates (0.4%)
AMETEK, Inc.	137	6,521

Danaher Corp.	358	18,913

General Electric Co.	969	18,459

Tyco International, Ltd.	316	16,375

		60,268
Consumer cyclicals (2.7%)
Advance Auto Parts, Inc.	55	4,695

Alliance Data Systems Corp. †	53	6,432

Bed Bath & Beyond, Inc. †	151	9,021

Best Buy Co., Inc.	214	5,286

Bridgestone Corp. (Japan)	500	12,056

CBS Corp. Class B	385	11,512

Coach, Inc.	165	12,349

Daito Trust Construction Co., Ltd. (Japan)	200	17,629

Dillards, Inc. Class A	66	4,035

Dolby Laboratories, Inc. Class A †	65	2,475

Dun & Bradstreet Corp. (The)	49	4,050

Expedia, Inc.	84	2,860

Foot Locker, Inc.	268	7,818

GameStop Corp. Class A	130	2,961

Gannett Co., Inc.	208	3,087

General Motors Co. †	435	11,319

COMMON STOCKS (31.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Global Payments, Inc.	107	$5,523

Home Depot, Inc. (The)	647	30,778

Host Marriott Corp. R	2,380	37,556

Kingfisher PLC (United Kingdom)	5,550	25,093

Lear Corp.	82	3,707

Macy’s, Inc.	254	9,644

Marriott International, Inc. Class A	176	6,209

McGraw-Hill Cos., Inc. (The)	187	8,703

Mediaset SpA (Italy)	2,620	7,763

Navistar International Corp. †	73	3,050

News Corp. Class A	702	13,949

Next PLC (United Kingdom)	555	24,467

O’Reilly Automotive, Inc. †	83	7,180

PETsMART, Inc.	86	4,794

Peugeot SA (France)	610	12,227

R. R. Donnelley & Sons Co. S	196	2,709

Steven Madden, Ltd. †	1	43

Swire Pacific, Ltd. (Hong Kong)	2,500	28,340

TABCORP Holdings, Ltd. (Australia)	10,701	31,117

Towers Watson & Co. Class A	56	3,581

Trump Entertainment Resorts, Inc.	6	6

URS Corp. †	78	3,405

Vertis Holdings, Inc. F	11	—

Viacom, Inc. Class B	300	14,286

VistaPrint NV †	102	4,149

Volkswagen AG (Preference) (Germany)	217	40,576

Volvo AB Class B (Sweden)	324	4,728

Wal-Mart Stores, Inc.	79	4,667

Wyndham Worldwide Corp.	113	4,971

Wynn Resorts, Ltd.	54	6,401

		467,207
Consumer staples (2.3%)
Brinker International, Inc.	81	2,235

British American Tobacco (BAT) PLC (United Kingdom)	421	21,279

Coca-Cola Co. (The)	133	9,291

ConAgra Foods, Inc.	358	9,398

Corrections Corporation of America †	112	2,807

Costco Wholesale Corp.	256	22,031

CVS Caremark Corp.	682	30,758

Dr. Pepper Snapple Group, Inc.	212	8,067

Heineken NV (Netherlands)	158	8,342

Herbalife, Ltd.	119	7,879

ITOCHU Corp. (Japan)	1,400	15,967

Kao Corp. (Japan)	1,100	28,165

Kroger Co. (The)	457	10,872

Lorillard, Inc.	98	12,846

McDonald’s Corp.	48	4,765

COMMON STOCKS (31.5%)* cont.	Shares	Value

Consumer staples cont.
Molson Coors Brewing Co. Class B	153	$6,723

Nestle SA (Switzerland)	1,088	66,504

PepsiCo, Inc.	66	4,154

Philip Morris International, Inc.	511	42,679

Procter & Gamble Co. (The)	242	16,340

Reckitt Benckiser Group PLC (United Kingdom)	97	5,370

Robert Half International, Inc.	143	4,065

Safeway, Inc.	354	7,593

Suedzucker AG (Germany)	383	11,096

Tesco PLC (United Kingdom)	4,192	21,081

Woolworths, Ltd. (Australia)	422	11,381

		391,688
Energy (2.2%)
BP PLC (United Kingdom)	4,396	34,436

Chevron Corp.	470	51,286

Compton Petroleum Corp. (Canada) †	450	1,890

ConocoPhillips	104	7,961

Diamond Offshore Drilling, Inc.	55	3,766

Exxon Mobil Corp.	576	49,824

Helmerich & Payne, Inc.	70	4,291

HollyFrontier Corp.	138	4,503

Marathon Oil Corp.	334	11,319

Marathon Petroleum Corp.	191	7,936

Murphy Oil Corp.	112	7,161

National Oilwell Varco, Inc.	184	15,186

Occidental Petroleum Corp.	188	19,622

Oceaneering International, Inc.	151	8,195

Peabody Energy Corp.	167	5,825

Petrofac, Ltd. (United Kingdom)	778	19,692

Royal Dutch Shell PLC Class A (United Kingdom)	707	25,718

Schlumberger, Ltd.	65	5,045

Seadrill, Ltd. (Norway)	745	30,883

Stallion Oilfield Holdings, Ltd.	28	1,008

Superior Energy Services †	126	3,697

Tesoro Corp. †	124	3,290

Total SA (France)	877	49,062

Valero Energy Corp.	470	11,510

WPX Energy, Inc.	180	3,269

		386,375
Financial (0.2%)
Assurant, Inc.	107	4,544

CBOE Holdings, Inc.	171	4,714

Nasdaq OMX Group, Inc. (The) †	230	6,058

Sovran Self Storage, Inc. R	545	25,893

		41,209
Financials (0.4%)
Bank of America Corp.	198	1,578

Camden Property Trust R	875	54,250

COMMON STOCKS (31.5%)* cont.	Shares	Value

Financials cont.
CIT Group, Inc. †	78	$3,175

Citigroup, Inc.	109	3,632

Hartford Financial Services Group, Inc. (The)	407	8,429

		71,064
Health care (2.6%)
Abbott Laboratories	43	2,434

Aetna, Inc.	221	10,334

AmerisourceBergen Corp.	169	6,312

AstraZeneca PLC (United Kingdom)	896	40,019

C.R. Bard, Inc.	56	5,243

Eli Lilly & Co.	521	20,444

Endo Pharmaceuticals Holdings, Inc. †	136	5,042

Forest Laboratories, Inc. †	429	13,951

Gilead Sciences, Inc. †	413	18,792

GlaxoSmithKline PLC (United Kingdom)	1,399	30,870

HCA Holdings, Inc.	95	2,534

Health Management Associates, Inc. Class A †	244	1,801

Humana, Inc.	101	8,797

Johnson & Johnson	232	15,099

McKesson Corp.	142	11,858

Merck & Co., Inc.	172	6,565

Novartis AG (Switzerland)	375	20,431

Omnicare, Inc.	91	3,201

Orion Oyj Class B (Finland)	621	13,378

Pfizer, Inc.	1,820	38,402

ResMed, Inc. †	114	3,340

Sabra Health Care REIT, Inc. R	1,206	17,222

Sanofi (France)	262	19,376

Takeda Pharmaceutical Co., Ltd. (Japan)	800	36,148

United Therapeutics Corp. †	86	4,105

UnitedHealth Group, Inc.	502	27,987

Ventas, Inc. R	1,115	62,351

Warner Chilcott PLC Class A (Ireland) †	266	4,450

		450,486
Insurance (0.9%)
Allied World Assurance Co. Holdings AG	47	3,101

American Financial Group, Inc.	94	3,520

AON Corp.	271	12,686

Arch Capital Group, Ltd. †	140	5,187

Assured Guaranty, Ltd. (Bermuda)	217	3,646

Aviva PLC (United Kingdom)	6,234	36,527

Baloise Holding AG Class R (Switzerland)	94	7,398

Berkshire Hathaway, Inc. Class B †	122	9,571

Everest Re Group, Ltd.	49	4,305

Fidelity National Financial, Inc. Class A	247	4,263

NKSJ Holdings, Inc. (Japan)	1,600	37,589

Reinsurance Group of America, Inc. Class A	80	4,614

COMMON STOCKS (31.5%)* cont.	Shares	Value

Insurance cont.
RenaissanceRe Holdings, Ltd.	56	$4,030

RSA Insurance Group PLC (United Kingdom)	12,860	22,362

W.R. Berkley Corp.	126	4,505

		163,304
Investment banking/Brokerage (0.6%)
Delek Group, Ltd. (Israel)	23	4,158

Eaton Vance Corp.	220	6,338

Investment AB Kinnevik Class B (Sweden)	1,478	33,684

Jefferies Group, Inc.	338	5,651

Man Group PLC (United Kingdom)	10,462	21,787

Morgan Stanley	1,069	19,819

TD Ameritrade Holding Corp.	365	6,815

		98,252
Real estate (9.6%)
Acadia Realty Trust R	597	12,650

Alexandria Real Estate Equities, Inc. R	120	8,603

Ashford Hospitality Trust, Inc. R	1,956	16,509

AvalonBay Communities, Inc. R	705	91,417

Boston Properties, Inc. R	599	60,828

BRE Properties R	799	38,696

Cedar Shopping Centers, Inc. R	3,066	14,594

Chimera Investment Corp. R	851	2,613

CommonWealth REIT R	1,500	27,900

CubeSmart R	2,051	23,135

DCT Industrial Trust, Inc. R	5,384	30,473

Digital Realty Trust, Inc. R	246	17,835

Douglas Emmett, Inc. R	1,761	37,104

Duke Realty Investments, Inc. R	137	1,902

DuPont Fabros Technology, Inc. R	896	20,518

Education Realty Trust, Inc. R	2,412	24,795

Entertainment Properties Trust R	799	36,355

Equity Residential Trust R	1,406	79,987

Essex Property Trust, Inc. R	81	11,339

Federal Realty Investment Trust R	528	50,345

General Growth Properties R	1,123	18,271

Hang Lung Group, Ltd. (Hong Kong)	1,000	6,731

HCP, Inc. R	1,702	67,229

Health Care REIT, Inc. R	618	33,644

Highwoods Properties, Inc. R	1,050	33,600

Hospitality Properties Trust R	1,323	32,718

Kimco Realty Corp. R	3,134	57,603

Liberty Property Trust R	1,107	37,549

Link REIT (The) (Hong Kong) R	2,000	7,496

Macerich Co. (The) R	382	20,624

Mack-Cali Realty Corp. R	1,041	29,773

National Retail Properties, Inc. R	1,143	30,461

Pennsylvania Real Estate Investment Trust R	1,508	20,237

COMMON STOCKS (31.5%)* cont.	Shares	Value

Real estate cont.
Piedmont Office Realty Trust, Inc. Class A R	2,036	$35,874

Post Properties, Inc. R	794	34,674

Prologis, Inc. R	1,778	59,847

Public Storage R	941	126,160

Rayonier, Inc. R	90	4,007

Realty Income Corp. R	259	9,555

Regency Centers Corp. R	930	39,795

Rouse Properties, Inc. (Rights) F	42	—

Rouse Properties, Inc. Class B † R	42	614

Senior Housing Properties Trust R	211	4,515

Simon Property Group, Inc. R	1,836	248,741

SL Green Realty Corp. R	236	17,948

Swire Properties, Ltd. (Hong Kong)	1,750	4,309

Taubman Centers, Inc. R	96	6,631

UDR, Inc. R	580	14,512

Vornado Realty Trust R	678	55,413

		1,666,129
Technology (2.5%)
Agilent Technologies, Inc. †	238	10,382

AOL, Inc. †	229	4,113

Apple, Inc. †	170	92,215

Applied Materials, Inc.	587	7,185

BMC Software, Inc. †	174	6,515

Broadcom Corp. Class A †	228	8,470

Brocade Communications Systems, Inc. †	508	2,936

CA, Inc.	308	8,325

Cadence Design Systems, Inc. †	419	4,932

Cisco Systems, Inc.	1,171	23,279

Dell, Inc. †	624	10,795

Fujitsu, Ltd. (Japan)	3,000	16,176

Google, Inc. Class A †	72	44,514

IBM Corp.	120	23,608

Intel Corp.	376	10,107

KLA-Tencor Corp.	98	4,743

L-3 Communications Holdings, Inc.	88	6,182

Lam Research Corp. †	92	3,836

Microsoft Corp.	1,760	55,862

Nikon Corp. (Japan)	500	13,562

Nokia OYJ (Finland)	3,793	19,910

NVIDIA Corp. †	333	5,045

Oracle Corp.	204	5,971

Polycom, Inc. †	151	3,118

QLogic Corp. †	456	7,839

Qualcomm, Inc.	79	4,912

Symantec Corp. †	543	9,687

Tech Data Corp. †	49	2,621

Teradyne, Inc. †	181	2,972

COMMON STOCKS (31.5%)* cont.	Shares	Value

Technology cont.
Vishay Intertechnology, Inc. †	207	$2,538

Western Digital Corp. †	134	5,260

		427,610
Transportation (0.3%)
ComfortDelgro Corp., Ltd. (Singapore)	9,000	10,989

Delta Air Lines, Inc. †	719	7,053

Firstgroup PLC (United Kingdom)	1,048	4,903

United Continental Holdings, Inc. †	287	5,927

Wabtec Corp.	47	3,512

Yangzijiang Shipbuilding Holdings, Ltd. (China)	13,000	14,025

		46,409
Utilities and power (0.9%)
AES Corp. (The) †	566	7,675

Ameren Corp.	217	6,959

CenterPoint Energy, Inc.	373	7,270

CMS Energy Corp.	238	5,096

DTE Energy Co.	146	7,883

Enel SpA (Italy)	3,946	15,835

Energias de Portugal (EDP) SA (Portugal)	2,109	6,154

Entergy Corp.	145	9,661

NRG Energy, Inc. †	248	4,241

PG&E Corp.	305	12,712

Red Electrica Corp. SA (Spain)	672	33,928

RWE AG (Preference) (Germany)	933	39,218

TECO Energy, Inc.	220	3,949

Westar Energy, Inc.	121	3,330

		163,911

Total common stocks (cost $5,055,079)		$5,451,541

CORPORATE BONDS AND NOTES (10.3%)*	Principal amount	Value

Basic materials (0.4%)
ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	$5,000	$4,938

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017	5,000	4,925

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	5,000	5,450

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	5,000	5,469

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015	5,000	5,063

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014 (In default) † F	15,000	—

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	15,000	17,588

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	5,000	5,194

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	8,000	9,920

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	5,000	5,754

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	1,000	1,194

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015	5,000	5,131

		70,626

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Capital goods (0.2%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	$25,000	$25,625

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	10,000	11,949

Ryerson, Inc. company guaranty sr. notes 12s, 2015	5,000	5,150

		42,724
Communication services (1.7%)
American Tower REIT, Inc. sr. unsec. notes 7 1/4s, 2019 R	5,000	5,745

American Tower REIT, Inc. sr. unsec. notes 7s, 2017 R	5,000	5,767

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	5,000	5,947

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	24,000	20,400

Comcast Cable Communications company guaranty sr. unsub. notes
8 7/8s, 2017	5,000	6,526

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	5,000	6,603

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,233

France Telecom sr. unsec. unsub. notes 8 1/2s, 2031 (France)	3,000	4,382

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,156

Intelsat Jackson Holding Co. company guaranty sr. unsec. notes
11 1/4s, 2016 (Bermuda)	20,000	21,150

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s,
2017 (Luxembourg) ‡‡	5,156	5,311

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s,
2017 (Luxembourg)	10,000	10,313

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030
(Netherlands)	5,000	6,567

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016	15,000	17,100

Qwest Communications International, Inc. company guaranty Ser. B,
7 1/2s, 2014	100,000	100,350

Qwest Corp. notes 6 3/4s, 2021	4,000	4,541

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	11,059

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	31,200

Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s,
2021 (Spain)	5,000	5,030

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,382

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013	5,000	5,363

		288,125
Consumer cyclicals (1.4%)
Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	5,000	5,668

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	5,000	4,688

American Media, Inc. 144A notes 13 1/2s, 2018	320	246

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	5,000	3,200

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	52,000	40,170

Cenveo Corp. 144A company guaranty sr. unsec. notes 10 1/2s, 2016	10,000	9,800

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	5,000	5,329

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	$20,000	$22,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	5,000	5,175

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	5,000	5,900

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes
Ser. Q, 6 3/4s, 2016 R	10,000	10,338

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	6,000	5,978

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	20,000	20,850

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	5,163

Liberty Interactive, LLC debs. 8 1/4s, 2030	5,000	5,050

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	20,000	1,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	5,300

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 7 3/4s, 2016	5,000	5,213

QVC, Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,375

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	9,000	9,731

Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016 (In default) † F	15,000	2

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,810

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	20,000	11,450

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	15,000	17,081

Yankee Candle Co. company guaranty sr. notes Ser. B, 8 1/2s, 2015	25,000	25,594

		237,111
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	5,000	6,838

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	14,099	12,055

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
7 1/4s, 2016	10,000	11,300

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	8,000	8,720

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	10,000	11,498

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014	4,000	4,000

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	19,378

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015	5,000	5,138

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	5,125

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	20,000	20,300

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	25,000	27,750

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	10,000	11,650

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	10,000	11,050

		154,802

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Energy (0.8%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	$5,000	$6,440

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (United Kingdom)	5,000	5,641

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	5,000	5,213

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	15,750

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,060

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,372

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes 9 1/2s, 2016	40,000	42,000

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	5,000	5,013

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	5,000	5,075

Peabody Energy Corp. company guaranty 7 3/8s, 2016	20,000	22,600

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,215

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	10,000	13,935

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	9,344

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,440

		147,098
Financials (1.6%)
Ally Financial, Inc. company guaranty sr. unsec. notes 6 7/8s, 2012	3,000	3,053

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012	6,000	6,045

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.727s, 2014	1,000	936

American Express Co. sr. unsec. notes 8 1/8s, 2019	20,000	26,481

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	10,000	10,809

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	15,000	18,132

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,361

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	5,000	5,213

CIT Group, Inc. 144A bonds 7s, 2017	40,000	40,050

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	5,000	5,096

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN 5.86s, 2017
(United Kingdom)	2,000	1,820

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	5,974

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds
FRB 5.628s, perpetual maturity	5,000	4,150

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.71s, 2016	5,000	4,766

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,076

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	5,188

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	5,673

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB 8 1/8s, 2038	5,000	5,325

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)	5,000	3,550

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	15,000	15,375

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,100

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Financials cont.
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	$5,000	$5,181

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
notes FRN 7s, 2037	5,000	4,375

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 6 3/8s,
2021 (United Kingdom)	5,000	5,437

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	5,000	7,337

MetLife, Inc. sr. unsec. 6 3/4s, 2016	5,000	5,984

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R	5,000	5,316

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	10,000	10,500

Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB,
5.1s, 2014	10,000	10,845

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds
FRB 1.546s, 2037	15,000	10,563

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,632

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	5,000	5,174

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	5,000	5,811

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes
5 3/4s, 2021 (United Kingdom)	10,000	10,906

		277,234
Health care (0.3%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	6,159

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	20,000	21,725

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019	2,000	2,130

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	2,060

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	4,925

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	5,492	5,499

WellPoint, Inc. notes 7s, 2019	5,000	6,329

		48,827
Technology (0.7%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	15,000	14,400

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	4,775

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	3,000	3,195

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	55,270	56,928

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	3,000	3,315

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	10,000	10,675

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	16,000	13,440

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	5,000	6,003

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	5,000	5,231

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,170

		122,132
Transportation (0.1%)
Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	5,000	5,927

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	5,219

		11,146
Utilities and power (2.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	17,288

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,620

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Utilities and power cont.
CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	$5,000	$6,071

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.522s, 2013	10,000	9,938

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	100,000	108,474

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	5,000	6,041

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	30,000	19,500

Edison Mission Energy sr. unsec. notes 7.2s, 2019	10,000	6,500

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,953

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	6,190

Electricite de France 144A notes 6.95s, 2039 (France)	5,000	6,190

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	35,000	35,875

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	37,000	37,833

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.7s, 2042	5,000	5,657

Iberdrola International BV company guaranty sr. unsec. unsub. notes
6 3/4s, 2036	5,000	5,523

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	5,000	5,550

Nevada Power Co. notes 6 1/2s, 2018	10,000	12,290

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	5,188

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	16,414

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	4,000	4,503

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	5,000	5,000

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	5,804

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	5,000	6,651

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	10,000	10,262

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	5,000	6,060

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	19,710

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	5,000	5,125

		386,210

Total corporate bonds and notes (cost $1,715,214)		$1,786,035

INVESTMENT COMPANIES (10.2%)*	Shares	Value

Putnam Absolute Return 700 Class Y	149,614	$1,693,638

SPDR S&P 500 ETF Trust	128	17,519

SPDR S&P Midcap 400 ETF Trust	14	2,487

Vanguard Small Cap ETF (VIPERS) R	775	47,267

Total investment companies (cost $1,809,263)		$1,760,911

CONVERTIBLE BONDS AND NOTES (7.5%)*	Principal amount	Value

Basic materials (0.2%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$18,000	$20,475

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	16,000	18,200

USEC, Inc. cv. sr. unsec. notes 3s, 2014	20,000	11,700

		50,375

CONVERTIBLE BONDS AND NOTES (7.5%)* cont.	Principal amount	Value

Capital goods (0.6%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s
(2 1/4s, 11/15/19) 2029 ††	$30,000	$32,850

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	20,000	20,120

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	35,000	31,063

Owens-Brockway Glass Container, Inc. 144A cv. company guaranty
sr. unsec. notes 3s, 2015	22,000	21,725

		105,758
Communication services (1.1%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	23,000	21,103

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	30,000	41,438

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	46,000	43,700

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 6 1/2s, 2016	23,000	35,335

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027	38,000	14,440

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	17,000	26,541

		182,557
Consumer cyclicals (1.9%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	13,155

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	44,000	40,590

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	33,000	30,938

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	17,000	27,030

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	33,000	39,683

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	63,000	38,197

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	37,000	34,826

MGM Resorts International Co. cv. company guaranty sr. unsec. notes
4 1/4s, 2015	50,000	53,563

PHH Corp. cv. sr. unsec. notes 4s, 2014	26,000	24,356

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub.
notes 7s, 2014	19,000	27,931

		330,269
Consumer staples (0.2%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	14,850

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	22,000	20,983

		35,833
Energy (0.7%)
Alpha Natural Resources, Inc. cv. sr. unsec. notes 2 3/8s, 2015	17,000	16,086

Chesapeake Energy Corp. cv. sr. unsec. notes company guaranty
2 1/4s, 2038	33,000	26,400

Endeavour International Corp. 144A cv. company guaranty sr. unsec.
notes 5 1/2s, 2016	24,000	23,070

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	23,000	22,080

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	20,000	9,900

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	25,000	25,094

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	15,000	150

		122,780
Financials (0.8%)
Amtrust Financial Services, Inc. 144A cv. sr. unsec. notes 5 1/2s, 2021	13,000	14,210

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	32,000	33,978

Hercules Technology Growth Capital, Inc. 144A cv. sr. unsec. notes
6s, 2016	15,000	14,794

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN 1.081s, 2012 R	25,000	23,438

CONVERTIBLE BONDS AND NOTES (7.5%)* cont.	Principal amount	Value

Financials cont.
KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	$18,000	$25,245

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	25,000	21,688

		133,353
Health care (0.8%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	27,000	25,211

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s,
2013 (China) (In default) †	25,000	9,250

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s,
2016 (China) (In default) †	14,000	4,620

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	28,000	23,345

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 12/15/13) 2037 ††	35,000	34,650

Providence Service Corp. (The) cv. sr. unsec. sub. notes 6 1/2s, 2014	9,000	8,989

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	21,000	24,491

		130,556
Technology (1.1%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	42,000	43,575

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes
2 5/8s, 2026	20,000	22,950

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014	55,000	72,325

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	27,000	24,368

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	20,000	21,688

		184,906
Transportation (0.1%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	23,000	16,158

		16,158

Total convertible bonds and notes (cost $1,246,033)		$1,292,545

CONVERTIBLE PREFERRED STOCKS (7.1%)*	Shares	Value

Banking (0.3%)
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	55	$60,431

		60,431
Basic materials (0.2%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	18

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	615	41,974

		41,992
Communication services (0.2%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	33,600

		33,600
Consumer cyclicals (1.8%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	210	21,210

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,020	51,763

General Motors Co. Ser. B, $2.375 cv. pfd.	2,265	96,687

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	41	42,845

Nielsen Holdings NV $3.125 cv. pfd.	760	43,510

Stanley Black & Decker, Inc. $4.75 cv. pfd.	390	47,935

		303,950

CONVERTIBLE PREFERRED STOCKS (7.1%)* cont.	Shares	Value

Consumer staples (0.5%)
Bunge, Ltd. $4.875 cv. pfd.	370	$36,815

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	1,470	13,906

Newell Financial Trust I $2.625 cum. cv. pfd.	650	30,225

		80,946
Energy (0.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	445	26,923

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	43	46,010

		72,933
Financials (1.9%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,375	35,148

AMG Capital Trust II $2.575 cv. pfd.	1,085	46,045

Bank of America Corp. Ser. L, 7.25% cv. pfd.	77	72,188

Citigroup, Inc. $7.50 cv. pfd.	820	81,172

Hartford Financial Services Group, Inc. (The) Ser. F, $1.182 cv. pfd.	1,095	24,466

Huntington Bancshares Ser. A, 8.50% cv. pfd.	33	37,950

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	18	4

MetLife, Inc. $3.75 cv. pfd.	481	34,820

		331,793
Insurance (0.1%)
Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	140	9,258

		9,258
Real estate (0.4%)
Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	1,435	29,005

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	725	38,229

		67,234
Technology (0.2%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	40	32,750

		32,750
Transportation (0.2%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	2,670	30,802

		30,802
Utilities and power (0.9%)
AES Trust III $3.375 cv. pfd.	1,085	53,708

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	45,056

Great Plains Energy, Inc. $6.00 cv. pfd.	500	30,010

PPL Corp. $4.375 cv. pfd.	600	32,166

		160,940

Total convertible preferred stocks (cost $1,234,625)		$1,226,629

U.S. TREASURY OBLIGATIONS (3.5%)*	Principal amount	Value

U.S. Treasury Bonds
5 1/4s, November 15, 2028	$59,000	$79,691
4 1/2s, February 15, 2036	17,000	21,622
4 3/8s, May 15, 2041	95,000	119,670

U.S. Treasury Notes
3 1/8s, October 31, 2016	75,000	82,980
1 7/8s, September 30, 2017	81,000	84,696
1 3/8s, May 15, 2013	68,000	68,939
1s, August 31, 2016	140,000	141,444

Total U.S. treasury obligations (cost $592,871)		$599,042

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%)*		Principal amount		Value

Republic of Indonesia 144A notes 5 1/4s, 2042			$200,000	$213,250

Total foreign government bonds and notes (cost $196,302)				$213,250

MORTGAGE-BACKED SECURITIES (0.7%)*		Principal amount		Value

Commercial Mortgage Pass-Through Certificates FRB Ser. 04-LB3A,
Class B, 5.36s, 2037			$25,000	$24,750

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4, Class A2,
5.794s, 2039			8,796	8,827

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX,
IO, 1.744s, 2038			175,121	2,360

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049			14,000	14,353
Ser. 2007-LDPX, Class A2S, 5.305s, 2049			19,964	20,101
Ser. 04-CB8, Class B, 4 1/2s, 2039			10,000	9,594
FRB Ser. 05-CB13, Class X2, IO, 0.024s, 2043		26,112,025		6,142

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4, Class J,
5.6s, 2035			2,000	2,117

LB-UBS Commercial Mortgage Trust Ser. 03-C5, Class F, 4.843s, 2037			10,000	9,500

LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2, Class XCL,
IO, 0.252s, 2040			257,795	2,721

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.733s, 2050			22,819	22,952

Total mortgage-backed securities (cost $120,334)				$123,417

UNITS (0.2%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			45,000	$36,000

Total units (cost $41,548)				$36,000

MUNICIPAL BONDS AND NOTES (0.2%)*		Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$10,000	$12,904

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49			10,000	12,927

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			5,000	5,728

Total municipal bonds and notes (cost $25,069)				$31,559

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			5	$4,338

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			430	10,096

Total preferred stocks (cost $14,301)				$14,434

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	6,345	$1,523

Total warrants (cost $1,269)				$1,523

SHORT-TERM INVESTMENTS (27.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	2,900	$2,900

Putnam Money Market Liquidity Fund 0.09% [e]	3,258,200	3,258,200

SSgA Prime Money Market Fund 0.13% P	130,000	130,000

U.S. Treasury Bills with effective yields ranging from 0.072%
to 0.105%, July 26, 2012 #	$140,000	139,940

U.S. Treasury Bills with effective yields ranging from 0.073%
to 0.075%, June 28, 2012 #	130,000	129,962

U.S. Treasury Bills with effective yields ranging from 0.128%
to 0.131%, May 3, 2012	84,000	83,987

U.S. Treasury Bills with effective yields ranging from 0.006%
to 0.006%, March 1, 2012	1,000,000	1,000,000

Total short-term investments (cost $4,744,992)		$4,744,989

TOTAL INVESTMENTS

Total investments (cost $16,796,900)		$17,281,875

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $17,313,678.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,073,093 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $13,604,270)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$3,103	$3,100	$3

	British Pound	Sell	3/22/12	12,248	12,185	(63)

	Euro	Buy	3/22/12	100,863	99,938	925

	Japanese Yen	Buy	3/22/12	13,954	14,911	(957)

	Mexican Peso	Buy	3/22/12	132	132	—

	Norwegian Krone	Buy	3/22/12	22,005	21,191	814

	Swedish Krona	Sell	3/22/12	6,327	6,225	(102)

	Swiss Franc	Sell	3/22/12	4,201	4,163	(38)

Barclays Bank PLC

	Australian Dollar	Sell	3/22/12	11,556	11,545	(11)

	British Pound	Buy	3/22/12	19,724	19,634	90

	Euro	Buy	3/22/12	63,556	62,868	688

	Hong Kong Dollar	Sell	3/22/12	1,264	1,264	—

	Japanese Yen	Sell	3/22/12	5,720	6,112	392

	Mexican Peso	Buy	3/22/12	124	124	—

	New Zealand Dollar	Sell	3/22/12	42,582	42,518	(64)

	Swedish Krona	Buy	3/22/12	5,995	5,895	100

	Swiss Franc	Buy	3/22/12	12,051	11,941	110

Citibank, N.A.

	Australian Dollar	Sell	3/22/12	3,424	3,421	(3)

	British Pound	Buy	3/22/12	24,655	24,530	125

	Canadian Dollar	Sell	3/22/12	50,813	50,436	(377)

	Danish Krone	Buy	3/22/12	15,807	15,614	193

	Euro	Buy	3/22/12	310,450	306,945	3,505

	Hong Kong Dollar	Sell	3/22/12	425	426	1

	Norwegian Krone	Sell	3/22/12	1,698	1,637	(61)

	Singapore Dollar	Sell	3/22/12	8,236	8,264	28

	South African Rand	Buy	3/22/12	1,341	1,318	23

	Swiss Franc	Buy	3/22/12	12,935	12,816	119

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $13,604,270) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Sell	3/22/12	$41,624	$41,580	$(44)

	British Pound	Buy	3/22/12	66,331	65,994	337

	Canadian Dollar	Sell	3/22/12	2,425	2,405	(20)

	Euro	Sell	3/22/12	168,815	167,003	(1,812)

	Japanese Yen	Buy	3/22/12	144,569	154,415	(9,846)

	Mexican Peso	Buy	3/22/12	140	140	—

	Norwegian Krone	Buy	3/22/12	24,132	23,235	897

	Swiss Franc	Sell	3/22/12	4,643	4,598	(45)

Deutsche Bank AG

	Australian Dollar	Buy	3/22/12	21,828	21,804	24

	British Pound	Sell	3/22/12	19,088	18,984	(104)

	Euro	Buy	3/22/12	19,853	19,630	223

	Mexican Peso	Buy	3/22/12	66,062	66,022	40

	Swedish Krona	Buy	3/22/12	4,168	4,099	69

	Swiss Franc	Buy	3/22/12	1,879	1,861	18

Goldman Sachs International

	British Pound	Sell	3/22/12	11,930	11,872	(58)

	Euro	Buy	3/22/12	25,715	25,418	297

	Japanese Yen	Sell	3/22/12	214,692	229,401	14,709

	Norwegian Krone	Sell	3/22/12	2,002	1,928	(74)

	Swedish Krona	Sell	3/22/12	27,695	27,232	(463)

	Swiss Franc	Buy	3/22/12	2,211	2,191	20

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/22/12	381,035	380,278	757

	British Pound	Sell	3/22/12	190,722	189,817	(905)

	Euro	Sell	3/22/12	177,743	175,700	(2,043)

	Hong Kong Dollar	Sell	3/22/12	6,111	6,112	1

	New Zealand Dollar	Buy	3/22/12	16,083	16,059	24

	Norwegian Krone	Buy	3/22/12	4,558	4,390	168

	Singapore Dollar	Buy	3/22/12	3,918	3,929	(11)

	Swiss Franc	Buy	3/22/12	12,051	11,935	116

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	3/22/12	128,403	128,287	(116)

	British Pound	Buy	3/22/12	10,816	10,769	47

	Canadian Dollar	Buy	3/22/12	100,819	100,054	765

	Euro	Sell	3/22/12	4,865,402	4,809,522	(55,880)

	Hong Kong Dollar	Buy	3/22/12	9,593	9,594	(1)

	Hungarian Forint	Sell	3/22/12	238	232	(6)

	Japanese Yen	Buy	3/22/12	12,266	13,104	(838)

	Mexican Peso	Buy	3/22/12	11,476	11,467	9

	Singapore Dollar	Sell	3/22/12	10,475	10,487	12

	South African Rand	Buy	3/22/12	703	690	13

	Swiss Franc	Sell	3/22/12	2,653	2,626	(27)

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $13,604,270) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	$2,568	$2,562	$6

	British Pound	Buy	3/22/12	5,726	5,700	26

	Euro	Sell	3/22/12	141,101	139,423	(1,678)

	Israeli Shekel	Buy	3/22/12	1,691	1,717	(26)

	Japanese Yen	Buy	3/22/12	3,857	4,123	(266)

	Norwegian Krone	Sell	3/22/12	2,145	2,064	(81)

	Swedish Krona	Buy	3/22/12	393	386	7

	Swiss Franc	Sell	3/22/12	5,638	5,584	(54)

State Street Bank and Trust Co.

	Australian Dollar	Sell	3/22/12	63,559	63,499	(60)

	British Pound	Sell	3/22/12	41,357	41,174	(183)

	Canadian Dollar	Buy	3/22/12	27,377	27,177	200

	Euro	Sell	3/22/12	49,699	49,078	(621)

	Israeli Shekel	Sell	3/22/12	6,394	6,487	93

	Japanese Yen	Buy	3/22/12	43,191	46,151	(2,960)

	Mexican Peso	Sell	3/22/12	51,943	51,876	(67)

	Norwegian Krone	Buy	3/22/12	24,043	23,174	869

	Swedish Krona	Buy	3/22/12	9,272	9,124	148

UBS AG

	Australian Dollar	Sell	3/22/12	78,968	78,882	(86)

	British Pound	Buy	3/22/12	211,082	210,162	920

	Canadian Dollar	Sell	3/22/12	73,745	73,171	(574)

	Euro	Sell	3/22/12	14,389	14,239	(150)

	Israeli Shekel	Sell	3/22/12	3,038	3,086	48

	Japanese Yen	Sell	3/22/12	33,878	36,198	2,320

	Mexican Peso	Sell	3/22/12	24,988	24,968	(20)

	Norwegian Krone	Sell	3/22/12	82,283	79,228	(3,055)

	South African Rand	Buy	3/22/12	504	494	10

	Swedish Krona	Buy	3/22/12	3,639	3,579	60

	Swiss Franc	Buy	3/22/12	8,845	8,758	87

Westpac Banking Corp.

	Australian Dollar	Sell	3/22/12	90,417	90,230	(187)

	British Pound	Sell	3/22/12	81,761	81,400	(361)

	Euro	Buy	3/22/12	4,896,580	4,844,062	52,518

	Japanese Yen	Buy	3/22/12	49,104	52,497	(3,393)

Total						$(4,817)

FUTURES CONTRACTS OUTSTANDING at 2/29/12

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Bond 30 yr (Short)	1	$157,250	Jun-12	$(1,064)

U.S. Treasury Note 5 yr (Long)	1	123,172	Jun-12	(2)

Total				$(1,066)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	$—	EUR 10,000	9/20/13	477 bp	$881

JPMorgan Chase Bank, NA
DJ CDX EM Series 15
Version 1 Index	BBB–/P	(200,000)	$1,600,000	6/20/16	500 bp	(17,264)

DJ CDX NA HY Series
17 Version 1 Index	B+/P	213,656	2,085,500	12/20/16	500 bp	197,744

Total						$181,361

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$170,893	$72,066	$—

Capital goods	194,033	82,945	—

Communication services	153,335	49,246	—

Conglomerates	60,268	—	—

Consumer cyclicals	378,059	89,148	—

Consumer staples	336,175	55,513	—

Energy	385,367	1,008	—

Financials	2,161,485	173,584	—

Health care	414,338	36,148	—

Technology	397,872	29,738	—

Transportation	21,395	25,014	—

Utilities and power	163,911	—	—

Total common stocks	4,837,131	614,410	—

Convertible bonds and notes	—	1,292,545	—

Convertible preferred stocks	—	1,226,611	18

Corporate bonds and notes	—	1,772,593	13,442

Foreign government bonds and notes	—	213,250	—

Investment Companies	1,760,911	—	—

Mortgage-backed securities	—	123,417	—

Municipal bonds and notes	—	31,559	—

Preferred stocks	—	14,434	—

U.S. Treasury Obligations	—	599,042	—

Units	—	36,000	—

Warrants	—	—	1,523

Short-term investments	3,388,200	1,356,789	—

Totals by level	$9,986,242	$7,280,650	$14,983

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(4,817)	$—

Futures contracts	(1,066)	—	—

Credit default contracts	—	167,705	—

Totals by level	$(1,066)	$162,888	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12

ASSETS

Investment in securities, at value, including $2,709 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $11,789,415)	$12,327,137
Affiliated issuers (identified cost $5,007,485) (Notes 1, 6 and 7)	4,954,738

Cash	592

Dividends, interest and other receivables	85,080

Receivable for shares of the fund sold	4,574

Receivable for investments sold	956,622

Unrealized appreciation on swap contracts (Note 1)	198,625

Receivable for variation margin (Note 1)	500

Unrealized appreciation on forward currency contracts (Note 1)	82,974

Premium paid on swap contracts (Note 1)	200,000

Receivable from Manager (Note 2)	20,458

Total assets	18,831,300

LIABILITIES

Payable for investments purchased	896,389

Payable for shares of the fund repurchased	4,559

Payable for investor servicing fees (Note 2)	1,773

Payable for custodian fees (Note 2)	23,907

Payable for Trustee compensation and expenses (Note 2)	27,720

Payable for administrative services (Note 2)	61

Payable for distribution fees (Note 2)	7,720

Unrealized depreciation on forward currency contracts (Note 1)	87,791

Premium received on swap contracts (Note 1)	213,656

Unrealized depreciation on swap contracts (Note 1)	17,264

Collateral on securities loaned, at value (Note 1)	2,900

Collateral on certain derivative contracts, at value (Note 1)	130,000

Payable for audit expense	87,934

Other accrued expenses	15,948

Total liabilities	1,517,622

Net assets	$17,313,678

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$30,422,381

Undistributed net investment income (Note 1)	100,521

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,869,592)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	660,368

Total — Representing net assets applicable to capital shares outstanding	$17,313,678

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,145,261 divided by 1,268,055 shares)	$9.58

Offering price per class A share (100/96.00 of $9.58)*	$9.98

Net asset value and offering price per class B share ($964,636 divided by 101,072 shares)**	$9.54

Net asset value and offering price per class C share ($2,351,993 divided by 246,322 shares)**	$9.55

Net asset value and redemption price per class M share ($464,787 divided by 48,601 shares)	$9.56

Offering price per class M share (100/96.75 of $9.56)†	$9.88

Net asset value, offering price and redemption price per class R share
($1,227 divided by 128 shares)	$9.59

Net asset value, offering price and redemption price per class Y share
($1,385,774 divided by 144,471 shares)	$9.59

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/29/12

INVESTMENT INCOME

Dividends (net of foreign tax of $4,061) (including dividend income of $68,086
from investments in affiliated issuers) (Note 7)	$302,434

Interest (net of foreign tax of $403 ) (including interest income of $3,707 from investments
in affiliated issuers) (Note 6)	292,089

Securities lending (Note 1)	258

Total investment income	594,781

EXPENSES

Compensation of Manager (Note 2)	94,399

Investor servicing fees (Note 2)	25,201

Custodian fees (Note 2)	56,515

Trustee compensation and expenses (Note 2)	1,133

Administrative services (Note 2)	532

Distribution fees — Class A (Note 2)	33,652

Distribution fees — Class B (Note 2)	10,424

Distribution fees — Class C (Note 2)	26,833

Distribution fees — Class M (Note 2)	2,365

Distribution fees — Class R (Note 2)	6

Reports to shareholders	26,603

Auditing	92,809

Other	4,470

Fees waived and reimbursed by Manager (Note 2)	(152,400)

Total expenses	222,542

Expense reduction (Note 2)	(442)

Net expenses	222,100

Net investment income	372,681

Net realized gain on investments (including net realized loss of $7,458 on sales of investments
in affiliated issuers) (Notes 1, 3 and 7)	1,336,828

Net realized loss on swap contracts (Note 1)	(276,521)

Net realized loss on futures contracts (Note 1)	(58,528)

Net realized loss on foreign currency transactions (Note 1)	(7,496)

Net realized gain on written options (Notes 1 and 3)	100,371

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	9,338

Net unrealized depreciation of investments, futures contracts, swap contracts,
and written options during the year	(1,513,254)

Net loss on investments	(409,262)

Net decrease in net assets resulting from operations	$(36,581)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/29/12	Year ended 2/28/11

Operations:
Net investment income	$372,681	$486,911

Net realized gain on investments
and foreign currency transactions	1,094,654	1,056,020

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,503,916)	586,966

Net increase (decrease) in net assets resulting
from operations	(36,581)	2,129,897

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(371,558)	(368,773)

Class B	(21,261)	(18,444)

Class C	(52,368)	(58,046)

Class M	(10,468)	(8,417)

Class R	(31)	(28)

Class Y	(43,948)	(48,773)

Redemption fees (Note 1)	—	3

Decrease from capital share transactions (Note 4)	(2,675,695)	(445,636)

Total increase (decrease) in net assets	(3,211,910)	1,181,783

NET ASSETS

Beginning of year	20,525,588	19,343,805

End of year (including undistributed net investment income
of $100,521 and $86,297, respectively)	$17,313,678	$20,525,588

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 29, 2012	$9.76	.20	(.11)	.09	(.27)	—	(.27)	—	$9.58	1.04	$12,145	1.04[e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	—	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93 [g]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	145 [g]
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112 [g]

Class B
February 29, 2012	$9.72	.13	(.11)	.02	(.20)	—	(.20)	—	$9.54	.26	$965	1.79[e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	—	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93 [g]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	145 [g]
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112[g]

Class C
February 29, 2012	$9.72	.13	(.10)	.03	(.20)	—	(.20)	—	$9.55	.35	$2,352	1.79[e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	—	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93 [g]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	145[g]
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112[g]

Class M
February 29, 2012	$9.74	.16	(.10)	.06	(.24)	—	(.24)	—	$9.56	.70	$465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	—	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93 [g]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	145 [g]
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112 [g]

Class R
February 29, 2012	$9.77	.18	(.11)	.07	(.25)	—	(.25)	—	$9.59	.77	$1	1.29[e]	1.87	92
February 28, 2011	$9.01	.22	.77	.99	(.23)	—	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93 [g]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	145[g]
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112 [g]

Class Y
February 29, 2012	$9.77	.23	(.11)	.12	(.30)	—	(.30)	—	$9.59	1.30	$1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	—	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93 [g]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	145 [g]
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.80%

February 28, 2011	0.82

February 28, 2010	1.12

February 28, 2009	0.99

February 29, 2008	1.05

e Expense ratios do not include expenses of the underlying funds.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/12

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Retirement Income Fund Lifestyle 3, (effective June 16, 2011 the fund name was changed from Putnam Income Strategies Fund), is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Management believes to be prudent risk. The funds secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed income securities, such as mortgage-backed investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively (as of June 16, 2011, these rates were reduced from 5.75% and 3.50%, respectively), and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to June 16, 2011, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective June 16, 2011 this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 30 on futures contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,800,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,700,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,513 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,764. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $2,900.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2012, the fund had a capital loss carryover of $13,688,713 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

		Loss carryover
Short-term	Long-term	Total	Expiration

$3,214,217	$—	$3,214,217	February 28, 2017

10,474,496	—	10,474,496	February 28, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $109,026 of losses recognized during the period from November 1, 2011 to February 29, 2012 to its fiscal year ending February 28, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $141,177 to increase undistributed net investment income, $3,776 to increase paid-in-capital and $144,953 to increase to accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$934,385
Unrealized depreciation	(521,913)

Net unrealized appreciation	412,472
Undistributed ordinary income	281,997
Capital loss carryforward	(13,688,713)
Post-October loss	(109,026)
Cost for federal income tax purposes	$16,869,403

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee computed and paid monthly (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Effective June 16, 2011 Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,927 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets , that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $146,473 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $21 under the expense offset arrangements and by $421 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% (effective June 16, 2011 this rate was reduced from 0.75%) and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,223 and no monies from the sale of class A and class M shares, respectively, and received $836 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (effective June 16, 2011 this rate was reduced from 0.65%) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,332,901 and $14,016,845, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,308,927 and $724,005, respectively.

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	$3,163,000	$200,741

Options opened	—	—

Options exercised	(1,581,500)	(100,370)

Options expired	(1,581,500)	(100,371)

Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	609,583	$5,980,855	640,302	$5,959,082

Shares issued in connection with
reinvestment of distributions	34,530	322,286	34,255	317,911

	644,113	6,303,141	674,557	6,276,993

Shares repurchased	(834,191)	(7,981,659)	(738,833)	(6,890,320)

Net decrease	(190,078)	$(1,678,518)	(64,276)	$(613,327)

	Year ended 2/29/12		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	11,042	$106,226	67,920	$630,470

Shares issued in connection with
reinvestment of distributions	1,953	18,094	1,745	16,156

	12,995	124,320	69,665	646,626

Shares repurchased	(33,332)	(315,931)	(42,630)	(394,433)

Net increase (decrease)	(20,337)	$(191,611)	27,035	$252,193

	Year ended 2/29/12		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	91,578	$901,669	68,915	$641,967

Shares issued in connection with
reinvestment of distributions	5,137	47,688	5,367	49,619

	96,715	949,357	74,282	691,586

Shares repurchased	(171,341)	(1,632,351)	(81,264)	(749,222)

Net decrease	(74,626)	$(682,994)	(6,982)	$(57,636)

	Year ended 2/29/12		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,222	$150,334	11,932	$116,085

Shares issued in connection with
reinvestment of distributions	1,110	10,310	867	8,031

	17,332	160,644	12,799	124,116

Shares repurchased	(14,432)	(132,727)	(10,321)	(96,609)

Net increase	2,900	$27,917	2,478	$27,507

	Year ended 2/29/12*		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	31	3	28

	3	31	3	28

Shares repurchased	—	—	—	—

Net increase	3	$31	3	$28

	Year ended 2/29/12		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	16,642	$154,720	41,982	$386,407

Shares issued in connection with
reinvestment of distributions	2,490	23,265	2,580	23,992

	19,132	177,985	44,562	410,399

Shares repurchased	(33,827)	(328,505)	(48,961)	(464,800)

Net decrease	(14,695)	$(150,520)	(4,399)	$(54,401)

* Reinvestment net asset value may not recalculate due to the rounding of fractional shares.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class M	126	0.26%	$1,205

Class R	128	100.00	1,227

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$183,617	Payables	$15,912

Foreign exchange
contracts	Receivables	82,974	Payables	87,791

Equity contracts	Investments	1,523	Payables	—

			Payables, Net assets —
Interest rate			Unrealized appreciation/
contracts	Receivables	—	(depreciation)	1,066*

Total		$268,114		$104,769

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(89,694)	$(89,694)

Foreign exchange
contracts	—	—	(4,467)	—	$(4,467)

Equity contracts	—	(183,389)	—	—	$(183,389)

Interest rate contracts	100,371	124,861	—	(186,827)	$38,405

Total	$100,371	$(58,528)	$(4,467)	$(276,521)	$(239,145)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$188,372	$188,372

Foreign exchange
contracts	—	—	8,937	—	$8,937

Equity contracts	—	76,755	—	—	$76,755

Interest rate contracts	(79,854)	(31,344)	—	57,845	$(53,353)

Total	$(79,854)	$45,411	$8,937	$246,217	$220,711

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,707 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,554,299 and $9,400,135, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

Market
	Market value				Capital	value
	at beginning			Income	gain	at end of
	of reporting	Purchase	Sale	distri-	distri-	reporting
Affiliates	period	cost	proceeds	butions	butions	period

Putnam Absolute Return
700 Fund (Class Y)	$—	$2,196,039	$442,196	$68,086	$—	$1,693,638

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 25.34% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 30.79%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Robert R. Leveille (Born 1969)	Assistant Clerk
Vice President and Chief Compliance Officer	Since 2010
Since 2007	Manager of Finance, Dunkin’ Brands (2008–
Chief Compliance Officer, Putnam Investments,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management, and Putnam Retail	Management (2007–2008); Senior Financial
Management	Analyst, Putnam Investments (1999–2007)

Mark C. Trenchard (Born 1962)	Nancy E. Florek (Born 1957)
Vice President and BSA Compliance Officer	Vice President, Assistant Clerk, Assistant
Since 2002	Treasurer and Proxy Manager
Director of Operational Compliance,	Since 2000
Putnam Investments and Putnam
Retail Management	Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President, Senior Associate
	Principal Executive	Treasurer and Assistant Clerk
Custodian	Officer, Treasurer and
State Street Bank	Compliance Liaison	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Steven D. Krichmar	Assistant Treasurer and
Legal Counsel	Vice President and	Proxy Manager
Ropes & Gray LLP	Principal Financial Officer
Susan G. Malloy
Independent Registered	Janet C. Smith	Vice President and
Public Accounting Firm	Vice President, Assistant	Assistant Treasurer
PricewaterhouseCoopers LLP	Treasurer and Principal
Accounting Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2012	$88,434	$--	$4,290	$31
February 28, 2011	$74,962	$--	$4,300	$ —

For the fiscal years ended February 29, 2012 and February 28, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $121,703 and $ 257,021 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2012	$ —	$97,505	$ —	$ —

February 28, 2011	$ —	$215,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012